Exhibit 99.1 Confidential Information Memorandum P H I , I N C . J U N E 2019Exhibit 99.1 Confidential Information Memorandum P H I , I N C . J U N E 2019

Disclaimer Limitations of Report This fiscal year 2019 budget of PHI, Inc. (“PHI” or the “Company”) and the related information contained herein has been prepared based upon financial and other data provided to FTI Consulting, Inc. (“FTI”) from the Company’s management, staff and advisors and from the Company’s publicly filed periodic reports and other public sources FTI deemed to be reliable. FTI further relied on the assurance of management and staff of the Company and its advisors that they were unaware of any facts that would make the information provided to FTI by them incomplete or misleading. FTI has not subjected the information contained herein to an audit in accordance with generally accepted auditing or attestation standards or the Statement on Standards for Prospective Financial Information issued by the AICPA. Further, the work involved did not include a detailed review of any transactions, and cannot be expected to identify errors, irregularities or illegal acts, including fraud or defalcations that may exist. Accordingly, FTI cannot express an opinion or any other form of assurance on, and assumes no responsibility for, the accuracy or correctness of the historical information or the completeness and achievability of the projected financial data, information and assessments upon which the enclosed report (the “Report”) is presented. This Report contains certain non-GAAP financial measures, including EBITDA. Use of these non-GAAP measures may differ from similar measures reported by other companies. Each of these non- GAAP measures has its limitations as an analytical tool, and the recipient should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Forward Looking Statements The forecasts and certain other statements in this Report constitute or may be deemed to constitute “Forward-Looking Statements”(as defined in the U.S. Private Securities Litigation Reform Act of 1995). Such Forward-Looking Statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company, or industry results, to differ materially from any future results, performance or achievement stated or implied by such Forward-Looking Statements. Statements in this Report that are forward- looking are based on the Company’s current beliefs regarding a large number of factors affecting its business. Actual results may differ materially from expected results. The words “believe,” “expect,” “anticipate,” “intend”, “forecast”, and other similar expressions generally identify Forward-Looking Statements. You are cautioned not to place undue reliance on these Forward-Looking Statements, which only speak as of their dates. There can be no assurance that (i) the Company has correctly measured or identified all of the factors affecting its business or the extent of their likely impact, (ii) the publicly available information with respect to these factors on which the Company’s analysis is based is complete or accurate, (iii) the Company’s analysis is correct or (iv) the Company’s strategy, which is based in part on this analysis, will be successful. Forward-Looking Statements involve numerous risks and uncertainties, including those set forth in the Company’s filings under the Federal Securities Laws, that could cause actual results to differ materially from expected results. Limitations of Access and Distribution This Report contains information on the Company and is being provided on a strictly confidential basis. Distribution of this Report is prohibited without FTI’s written consent. By accepting a copy of this Report, each reader agrees to keep all information contained herein confidential and to not distribute this Report or any portion thereof to any other party, except to the extent expressly permitted by the Company. Each person that should obtain and read this Report agrees to the following terms: The reader acknowledges that much of the information contained within this Report is non-public and should be considered confidential The reader agrees that he/she does not acquire any rights as a result of such access that it would not otherwise have had and acknowledges that FTI does not assume any duties or obligations to the reader in connection with such access The reader agrees to release FTI and its personnel from any claim by the reader that arises as a result of the reader having inappropriate and/or unlawful access to the Report FTI has no responsibility to update the Report for events or circumstances occurring after the date of the Report Nothing herein is intended to constitute an offer to sell any securities of PHI, or the solicitation of any offer to buy any such securities The information contained herein is not comprehensive, and the recipient agrees to conduct its own independent investigation of the Company, including a review of the Company’s reports filed under the Federal Securities Laws (including the “Risk Factors” disclosures contained therein). In the event of any discrepancy between this report and PHI’s Annual Report on Form 10-K for the year ended December 31, 2018 and its subsequent quarterly reports on Form 10-Q, you should rely on those 10-K and 10-Q reports. 1Disclaimer Limitations of Report This fiscal year 2019 budget of PHI, Inc. (“PHI” or the “Company”) and the related information contained herein has been prepared based upon financial and other data provided to FTI Consulting, Inc. (“FTI”) from the Company’s management, staff and advisors and from the Company’s publicly filed periodic reports and other public sources FTI deemed to be reliable. FTI further relied on the assurance of management and staff of the Company and its advisors that they were unaware of any facts that would make the information provided to FTI by them incomplete or misleading. FTI has not subjected the information contained herein to an audit in accordance with generally accepted auditing or attestation standards or the Statement on Standards for Prospective Financial Information issued by the AICPA. Further, the work involved did not include a detailed review of any transactions, and cannot be expected to identify errors, irregularities or illegal acts, including fraud or defalcations that may exist. Accordingly, FTI cannot express an opinion or any other form of assurance on, and assumes no responsibility for, the accuracy or correctness of the historical information or the completeness and achievability of the projected financial data, information and assessments upon which the enclosed report (the “Report”) is presented. This Report contains certain non-GAAP financial measures, including EBITDA. Use of these non-GAAP measures may differ from similar measures reported by other companies. Each of these non- GAAP measures has its limitations as an analytical tool, and the recipient should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Forward Looking Statements The forecasts and certain other statements in this Report constitute or may be deemed to constitute “Forward-Looking Statements”(as defined in the U.S. Private Securities Litigation Reform Act of 1995). Such Forward-Looking Statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company, or industry results, to differ materially from any future results, performance or achievement stated or implied by such Forward-Looking Statements. Statements in this Report that are forward- looking are based on the Company’s current beliefs regarding a large number of factors affecting its business. Actual results may differ materially from expected results. The words “believe,” “expect,” “anticipate,” “intend”, “forecast”, and other similar expressions generally identify Forward-Looking Statements. You are cautioned not to place undue reliance on these Forward-Looking Statements, which only speak as of their dates. There can be no assurance that (i) the Company has correctly measured or identified all of the factors affecting its business or the extent of their likely impact, (ii) the publicly available information with respect to these factors on which the Company’s analysis is based is complete or accurate, (iii) the Company’s analysis is correct or (iv) the Company’s strategy, which is based in part on this analysis, will be successful. Forward-Looking Statements involve numerous risks and uncertainties, including those set forth in the Company’s filings under the Federal Securities Laws, that could cause actual results to differ materially from expected results. Limitations of Access and Distribution This Report contains information on the Company and is being provided on a strictly confidential basis. Distribution of this Report is prohibited without FTI’s written consent. By accepting a copy of this Report, each reader agrees to keep all information contained herein confidential and to not distribute this Report or any portion thereof to any other party, except to the extent expressly permitted by the Company. Each person that should obtain and read this Report agrees to the following terms: The reader acknowledges that much of the information contained within this Report is non-public and should be considered confidential The reader agrees that he/she does not acquire any rights as a result of such access that it would not otherwise have had and acknowledges that FTI does not assume any duties or obligations to the reader in connection with such access The reader agrees to release FTI and its personnel from any claim by the reader that arises as a result of the reader having inappropriate and/or unlawful access to the Report FTI has no responsibility to update the Report for events or circumstances occurring after the date of the Report Nothing herein is intended to constitute an offer to sell any securities of PHI, or the solicitation of any offer to buy any such securities The information contained herein is not comprehensive, and the recipient agrees to conduct its own independent investigation of the Company, including a review of the Company’s reports filed under the Federal Securities Laws (including the “Risk Factors” disclosures contained therein). In the event of any discrepancy between this report and PHI’s Annual Report on Form 10-K for the year ended December 31, 2018 and its subsequent quarterly reports on Form 10-Q, you should rely on those 10-K and 10-Q reports. 1

Table of Contents Chapter Page Company Overview 6 Oil & Gas Business Overview 19 Air Medical Business Overview 37 Technical Services Business Overview 56 Corporate 63 Appendix 67 2Table of Contents Chapter Page Company Overview 6 Oil & Gas Business Overview 19 Air Medical Business Overview 37 Technical Services Business Overview 56 Corporate 63 Appendix 67 2

Historical and Projected Financial Summary Revenue ($mm) $1,000 $836 $804 $741 $722 $800 $700 $674 $666 $634 $580 $600 $400 $200 $0 FY 2014A FY 2015A FY 2016A FY 2017A FY 2018A LTM Mar-19 FY 2019B FY 2020P FY 2021P (1) EBITDA ($mm) $200 $174 $150 $128 $100 $74 $64 $51 $46 $40 $39 $37 $50 $0 FY 2014A FY 2015A FY 2016A FY 2017A FY 2018A LTM Mar-19 FY 2019B FY 2020P FY 2021P Capital Expenditures ($mm) $180 $158 $135 $82 $90 $57 $57 $48 $43 $43 $44 $33 $45 $0 FY 2014A FY 2015A FY 2016A FY 2017A FY 2018A LTM Mar-19 FY 2019B FY 2020P FY 2021P (1) FY 2018A and LTM Mar-2019 EBITDA figures include further adjustments described throughout the presentation, including (i) process-related professional fees & expenses, (ii) aircraft donation expenses and (iii) 3 severance expensesHistorical and Projected Financial Summary Revenue ($mm) $1,000 $836 $804 $741 $722 $800 $700 $674 $666 $634 $580 $600 $400 $200 $0 FY 2014A FY 2015A FY 2016A FY 2017A FY 2018A LTM Mar-19 FY 2019B FY 2020P FY 2021P (1) EBITDA ($mm) $200 $174 $150 $128 $100 $74 $64 $51 $46 $40 $39 $37 $50 $0 FY 2014A FY 2015A FY 2016A FY 2017A FY 2018A LTM Mar-19 FY 2019B FY 2020P FY 2021P Capital Expenditures ($mm) $180 $158 $135 $82 $90 $57 $57 $48 $43 $43 $44 $33 $45 $0 FY 2014A FY 2015A FY 2016A FY 2017A FY 2018A LTM Mar-19 FY 2019B FY 2020P FY 2021P (1) FY 2018A and LTM Mar-2019 EBITDA figures include further adjustments described throughout the presentation, including (i) process-related professional fees & expenses, (ii) aircraft donation expenses and (iii) 3 severance expenses

Historical A/R and Inventory Balances Historical A/R Balances ($mm) FY2016A Average: $148mm FY 2016A FY 2017A FY 2018A FY2017A Average: $146mm $220 FY2018A Average: $191mm $180 $140 $100 January February March April May June July August September October November December Inventory Balances ($mm) FY2016A Average: $70mm FY 2016A FY 2017A FY 2018A FY2017A Average: $75mm $90 FY2018A Average: $75mm $80 $70 $60 $50 January February March April May June July August September October November December 4Historical A/R and Inventory Balances Historical A/R Balances ($mm) FY2016A Average: $148mm FY 2016A FY 2017A FY 2018A FY2017A Average: $146mm $220 FY2018A Average: $191mm $180 $140 $100 January February March April May June July August September October November December Inventory Balances ($mm) FY2016A Average: $70mm FY 2016A FY 2017A FY 2018A FY2017A Average: $75mm $90 FY2018A Average: $75mm $80 $70 $60 $50 January February March April May June July August September October November December 4

EBITDA Adjustments Overview

Adjusted EBITDA Bridge

($ in thousands)		FY 2018	LTM Mar-19
EBITDA		$40,844	$22,048
Adjustments			
1	Plus: Professional Fees & Expenses	$5,095	$15,539
2	Plus: Aircraft Donation Addback	500	-
3	Plus: Severance Expenses	-	1,838
Total Adjustments		**$5,595**	**$17,377**
Adjusted EBITDA		**$46,439**	**$39,425**

Commentary Regarding Adjustments

1. Includes various legal and professional fees and expenses associated with the M&A process, the Blue Torch financing and restructuring negotiations with lenders
2. Addback in connection with the donation of an S-76 aircraft to the Lone Star Flight Museum in March 2018
3. Reflects non-recurring severance expenses incurred in Q1 2019

5

Company OverviewCompany Overview

Overview
PHI Overview

PHI Overview

- PHI, Inc., (the "Company" or "PHI") provides industry-leading transportation services to the oil and gas and air medical industries in the United States and internationally
- The Company operates through two primary business segments: Air Medical ("Air Medical") and Oil & Gas ("O&G")
  - **Air Medical** – Air medical transportation and other related services for hospitals and emergency service agencies
  - **O&G and Technical Services** – Primarily provides (i) routine offshore transportation of personnel and equipment for oil and gas companies and (ii) helicopter repair, maintenance and overhaul services for customer-owned aircraft
- As of December 31, 2018, PHI had 2,207 full-time employees, including 595 pilots, 627 mechanics, 349 medical support staff and administrative staff
- As of December 31, 2018, the Company owned or operated 238 aircraft (1)
  - O&G, Technical Services – 125 (107 owned, 17 leased, one customer-owned)
  - Air Medical – 113 (106 owned, seven customer-owned)
- PHI and O&G are headquartered in Lafayette, LA, while Air Medical is headquartered in Phoenix, AZ



Operating Revenue Breakdown(2) *(FY18)*



O&G and Technical Services 62%
Air Medical 38%

Historical Revenue by Segment(2) *($ in millions)*



$700
$600
$500
$400
$300
$200
$100
$0
436
211
579
278
536
300
491
313
352
282
404
257
417
261
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
O&G and Technical Services
Air Medical

Source: Company filings

(1) December 31, 2018 fleet of 239-aircraft reduced to reflect the expiration of one leased aircraft (expired in April 2019); aircraft segment counts reflect aircraft segment transfers made after December 31, 2018

(2) FY 2017 and FY2018 O&G and Technical Services Revenue include a pro forma adjustment for the acquisition of HNZ

7

Overview
Management Team

PHI's management team is comprised of seasoned industry experts with proven track records of success

Al Gonsoulin *Chairman and Chief Executive Officer*	• In September 2001, Mr. Gonsoulin purchased a controlling interest in Petroleum Helicopters, Inc. (now known as PHI, Inc.), assuming the role of Chairman. He was appointed CEO in 2004, a position which he currently maintains • In 1977, Mr. Gonsoulin founded his own company, Sea Mar, Inc., a marine transportation firm which he built and operated as CEO before selling the company in 1998 • Mr. Gonsoulin began his career in 1965, working his way to executive management positions with established companies in the oil and gas services sector
Lance Bospflug *President and Chief Operating Officer*	• Mr. Bospflug has served as Chief Operating Officer and President of PHI since 2009 and 2010, respectively • In 2004, Mr. Bospflug moved to private practice while assuming a role as a Director for PHI, before rejoining PHI full-time in 2009 • Mr. Bospflug originally joined PHI in October 2000 as President and became Chief Executive Officer from August 2001 to May 2004 • Prior to joining PHI, he served as Executive Vice President, CFO and CEO at T.L. James and Company
Trudy McConnaughhay *Chief Financial Officer, Treasurer and Secretary*	• Ms. McConnaughhay has served as PHI's Chief Financial Officer, Principal Accounting Officer, Treasurer and Secretary since 2012 • Prior to joining PHI, Ms. McConnaughhay was the Chief Financial Officer of Dynamic Industries International, a private company servicing the offshore and onshore oil and gas industry • Ms. McConnaughhay previously held numerous accounting and finance positions at Global Industries, Ltd., a leading provider of offshore construction and support services to the oil and gas industry
David Motzkin *President PHI Air Medical Group*	• Since 2013, Mr. Motzkin has served as President of PHI Air Medical • Mr. Motzkin is a recognized leader in the air medical industry and has been part of the PHI leadership team since 2004 • In 1995, Mr. Motzkin joined Rocky Mountain Helicopters and, as the Arizona based director, helped to establish the LifeNet brand. In 2002, Mr. Motzkin became a member of Air Methods' leadership team via the Rocky Mountain Helicopters acquisition • Mr. Motzkin began his career over 30 years ago in public safety, working as a firefighter / paramedic
David Stepanek *President PHI Americas*	• Mr. Stepanek has served as President of Domestic Oil & Gas since January 2018 • In 2010, Mr. Stepanek joined PHI as Director, Corporate Business Development (later retitled Chief Commercial Officer) • Mr. Stepanek has over 34 years of experience in the helicopter industry including 20 years with Sikorsky Aircraft and leadership roles with Era Group and the United States Marine Corps
Keith Mullett *President PHI International*	• Mr. Mullett has served as President of International Oil & Gas since January 2018 • In 2011, Mr. Mullett joined HNZ as Executive Vice President for international offshore operations • Mr. Mullett previously served as a Director and Managing Director of European Operations at CHC

8

Overview
Key PHI Milestones



1949
Company Founded
- Petroleum Helicopters, Inc. is founded in Lafayette, Louisiana, providing helicopter services to the oil and gas industry

1997
DOD / CARB Certification
- PHI obtains DOD and CARB Certifications

1997
Antarctica
- PHI begins supporting the National Science Foundation's U.S. Antarctic program



2001
Al Gonsoulin Acquires a Controlling Stake in PHI
- In September 2001, Al Gonsoulin purchases a controlling interest in Petroleum Helicopters, Inc., assuming the role of Chairman

2004
S-92 in Gulf of Mexico
- First production S-92 begins offshore operations for PHI in the Gulf of Mexico ("GOM")

2012
Air Medical International Expansion
- Commencement of three-year contract with up to one-year extension with the Saudi Red Crescent Authority ("SRCA") to provide air medical services in the Kingdom of Saudi Arabia with up to eight helicopters

1949 | 1980 | 1990 | 2000 | 2005 | 2010 | 2018


PHI
AIR MEDICAL

1997
Air Medical Services
- PHI begins providing air medical transportation for hospitals and emergency services agencies as an independent provider of medical services

2003
Strategic Expansion of Air Medical
- PHI unveils strategic plan to expand its air medical operations

2001
Repair & Maintenance Facility
- PHI moves into a state-of-the-art and purpose-built administrative and FAA Part 145 maintenance facility

FAA CERTIFIED REPAIR STATION

HNZ

2017
HNZ Acquisition
- PHI acquires the overseas operations of HNZ Group, Inc. ("HNZ"), expanding geographic exposure into Australia, New Zealand, Papua New Guinea, and the Philippines, while also providing a platform for additional expansion

Flight Hours (Commercial Operation)

0 | 4,000,000 | 7,000,000 | 10,000,000 | 11,700,000

9

Overview Investment Thesis PHI is a diversified transportation services provider with two principal operating segments which constitute fully-standalone platforms with shared investment criteria representative of PHI’s overarching corporate identity Third Largest Full-Scope Air Provider of Mission Critical Ambulance Operator Services to Energy companies Strong, Long-Term Industry Exceptional Safety Culture Built for Higher Throughput Fundamentals Driven by Engaged Workforce for People and Systems Well-Positioned for Growth Forefront of Global Standards Best-in-Class 86% Owned (1) Opportunities and Procedures Fleet Balanced Investment in Seasoned Best-in-Class Strong Financial Profile Technology, Systems and Management Team Human Factors Largest Operator in the Gulf Established International of Mexico with Further Global Execution Capabilities Capabilities (1) Excludes one customer-owned aircraft 10Overview Investment Thesis PHI is a diversified transportation services provider with two principal operating segments which constitute fully-standalone platforms with shared investment criteria representative of PHI’s overarching corporate identity Third Largest Full-Scope Air Provider of Mission Critical Ambulance Operator Services to Energy companies Strong, Long-Term Industry Exceptional Safety Culture Built for Higher Throughput Fundamentals Driven by Engaged Workforce for People and Systems Well-Positioned for Growth Forefront of Global Standards Best-in-Class 86% Owned (1) Opportunities and Procedures Fleet Balanced Investment in Seasoned Best-in-Class Strong Financial Profile Technology, Systems and Management Team Human Factors Largest Operator in the Gulf Established International of Mexico with Further Global Execution Capabilities Capabilities (1) Excludes one customer-owned aircraft 10

Overview
Legal Entity Structure

The below represents the Company's legal entity structure as of 12/31/18

- All ownership 100% unless otherwise noted
- Omits immaterial entities



PHI-LE 9691
PHI, Inc.
(Louisiana)
IHTI-LE 9692
PHI Tech Services, Inc. (Louisiana)
AM Equity Holdings, LLC (Louisiana)
99.9%
.01%
AIREVAC-LE 9693
PHI Air Medical, LLC
HELIMGMT-LE 9696/9699
Helicopter Management, L.L.C (Louisiana)
9697
Florida, L.L.C (Florida)
PHI Helipass, L.L.C. (Louisiana)
49%
PO-AIRMED-LE 9700/3400
Personnel Outsourcing, Ltd (Cayman Islands)
[5]
CR-AIRMED-LE 9690
Branch PHI Air Medical, LLC - Saudi Branch
PHIINTLHC-LE 9683
PHI International Holdco Private Limited (Singapore)
ENERGYRISK-LE 9698
Energy Risk, Ltd (Bermuda)
HNZSINGPL-LE 9684
HNZ Singapore Private Limited (Singapore)
PHINZHC-LE 9685
PHI NZ Holdco Limited (New Zealand)
PHIAUS-LE 9730/6517
Petroleum Helicopters Australia Pty Limited (Australia)
HNZNZLTD-LE 9680
HNZ New Zealand Limited (New Zealand)
HNZAUSHLD-LE 9686
HNZ Australia Holdings Pty Limited (Australia)
HNZAUSPL-LE 9682
HNZ Australia Pty Limited (Australia)
50%
PHIHNZAPL-LE 9688
PHI-HNZ Australia Pty (Australia)
50%
PHIAEL-LE 9720/2516
PHI Air Europe Limited (Cyprus)
49%
[1]
PHIAME-LE 9725/6512
PHI Americas Ltd (Trindad)
49%
[2]
Petroleum Helicopters Angola Limitada (Angola)
49%
[3]
EQUITY METHOD
PHI Century Limited (Ghana)
49%
[4]

[1] 51% owned by a European partner (510/1000 shares)

[2] 51% 51 Class "A" Ordinary Shares owned by Helitech Limited

[3] 51% owned by Comsky LTA (Angola) (Commission Agreement)

[4] 51% owned by Century Aviation Company Limited (Ghana)

[5] 51% owned by Alario & Associates, L.L.C. - 25,500 "nominee shares"

11

Overview
P&L Forecast

($ Thousands)	Actual FY2014		Actual FY2015		Actual FY2016		Actual FY2017		Actual FY2018		Forecast FY2019B		Forecast FY2020		Forecast FY2021	
	$	% of Rev	$	% of Rev	$	% of Rev	$	% of Rev	$	% of Rev	$	% of Rev	$	% Rev	$	% Rev
Total Revenues	**836,270**	**100.0%**	**804,228**	**100.0%**	**634,098**	**100.0%**	**579,545**	**100.0%**	**674,423**	**100.0%**	**700,387**	**100.0%**	**721,652**	**100.0%**	**741,180**	**100.0%**
Aircraft Variable Costs	(190,114)	-22.7%	(181,498)	-22.6%	(157,801)	-24.9%	(147,708)	-25.5%	(168,049)	-24.9%	(187,016)	-26.7%	(173,739)	-24.1%	(184,770)	-24.9%
Aircraft Fixed Costs	(267,310)	-32.0%	(275,317)	-34.2%	(244,341)	-38.5%	(231,586)	-40.0%	(231,831)	-34.4%	(228,126)	-32.6%	(232,326)	-32.2%	(238,262)	-32.1%
Other Operating Expenses	(212,583)	-25.4%	(230,234)	-28.6%	(190,408)	-30.0%	(167,404)	-28.9%	(231,928)	-34.4%	(243,963)	-34.8%	(249,636)	-34.6%	(243,824)	-32.9%
Direct Expense	**(670,007)**	**-80.1%**	**(687,050)**	**-85.4%**	**(592,550)**	**-93.4%**	**(546,699)**	**-94.3%**	**(631,808)**	**-93.7%**	**(659,105)**	**-94.1%**	**(655,701)**	**-90.9%**	**(666,856)**	**-90.0%**
Gross Profit	**166,263**	**19.9%**	**117,178**	**14.6%**	**41,548**	**6.6%**	**32,847**	**5.7%**	**42,615**	**6.3%**	**41,282**	**5.9%**	**65,952**	**9.1%**	**74,324**	**10.0%**
Gross Margin	***19.9%***		***14.6%***		***6.6%***		***5.7%***		***6.3%***		***5.9%***		***9.1%***		***10.0%***	
SG&A	(43,171)	-5.2%	(46,422)	-5.8%	(44,418)	-7.0%	(53,817)	-9.3%	(66,685)	-9.9%	(68,258)	-9.7%	(68,374)	-9.5%	(66,643)	-9.0%
Operating Profit / (Loss)	**123,092**	**14.7%**	**70,756**	**8.8%**	**(2,869)**	**-0.5%**	**(20,971)**	**-3.6%**	**(24,069)**	**-3.6%**	**(26,976)**	**-3.9%**	**(2,423)**	**-0.3%**	**7,682**	**1.0%**
Non Operating Expenses																
Equity Net Loss Uncons Subs Total	(96)	0.0%	(306)	0.0%	151	0.0%	(385)	-0.1%	188	0.0%	-	0.0%	-	0.0%	-	0.0%
Gain/Loss on Equipment Disposal	(11,356)	-1.4%	(339)	0.0%	2,943	0.5%	(666)	-0.1%	(109,777)	-16.3%	-	0.0%	-	0.0%	-	0.0%
Income Taxes	(20,427)	-2.4%	(16,332)	-2.0%	469	0.1%	58,973	10.2%	25,946	3.8%	(1,829)	-0.3%	-	0.0%	-	0.0%
Interest (Expense) / Income, net	(29,510)	-3.5%	(29,066)	-3.6%	(30,644)	-4.8%	(32,183)	-5.6%	(33,981)	-5.0%	(35,321)	-5.0%	(34,050)	-4.7%	(34,050)	-4.6%
Loss on Debt Extinguishment	(29,833)	-3.6%	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Bond Amortization Expense	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Other (Expense) / Income	818	0.1%	2,211	0.3%	3,271	0.5%	2,764	0.5%	179	0.0%	1,313	0.2%	1,339	0.2%	1,356	0.2%
Total Non Operating Expenses	**(90,404)**	**-10.8%**	**(43,832)**	**-5.5%**	**(23,810)**	**-3.8%**	**28,503**	**4.9%**	**(117,445)**	**-17.4%**	**(35,837)**	**-5.1%**	**(32,711)**	**-4.5%**	**(32,694)**	**-4.4%**
Net Income / (Loss), Reported	**32,688**	**3.9%**	**26,924**	**3.3%**	**(26,680)**	**-4.2%**	**7,532**	**1.3%**	**(141,514)**	**-21.0%**	**(62,813)**	**-9.0%**	**(35,133)**	**-4.9%**	**(25,012)**	**-3.4%**
Addback Interest Expense	29,510	3.5%	29,066	3.6%	30,644	4.8%	32,183	5.6%	33,981	5.0%	35,321	5.0%	34,050	4.7%	34,050	4.6%
Addback Income Taxes	20,427	2.4%	16,332	2.0%	(469)	-0.1%	(58,973)	-10.2%	(25,946)	-3.8%	1,829	0.3%	-	0.0%	-	0.0%
Addback Depreciation & Amortization	49,748	5.9%	54,883	6.8%	50,775	8.0%	55,815	9.6%	57,962	8.6%	57,386	8.2%	56,918	7.9%	56,823	7.7%
Addback Disposal of Property & Equip	11,356	1.4%	339	0.0%	(2,943)	-0.5%	666	0.1%	109,777	16.3%	-	0.0%	-	0.0%	-	0.0%
Addback Restricted Stock Units	-	0.0%	-	0.0%	-	0.0%	-	0.0%	6,070	0.9%	8,248	1.2%	8,394	1.2%	8,543	1.2%
Addback Loss on Debt Extinguishment	29,833	3.6%	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Addback FX Gain/Loss	-	0.0%	-	0.0%	-	0.0%	-	0.0%	515	0.1%	-	0.0%	-	0.0%	-	0.0%
EBITDA	**173,562**	**20.8%**	**127,543**	**15.9%**	**51,328**	**8.1%**	**37,224**	**6.4%**	**40,844**	**6.1%**	**39,971**	**5.7%**	**64,229**	**8.9%**	**74,403**	**10.0%**
EBITDA Margin	***20.8%***		***15.9%***		***8.1%***		***6.4%***		***6.1%***		***5.7%***		***8.9%***		***10.0%***	
Addback Professional Fees & Expenses	-	N/A	-	N/A	-	N/A	-	N/A	5,095	0.8%	-	N/A	-	N/A	-	N/A
Addback Aircraft Donation	-	N/A	-	N/A	-	N/A	-	N/A	500	0.1%	-	N/A	-	N/A	-	N/A
Addback Severance	-	N/A	-	N/A	-	N/A	-	N/A	-	0.0%	-	N/A	-	N/A	-	N/A
Adjusted EBITDA	**173,562**	**20.8%**	**127,543**	**15.9%**	**51,328**	**8.1%**	**37,224**	**6.4%**	**46,439**	**6.9%**	**39,971**	**5.7%**	**64,229**	**8.9%**	**74,403**	**10.0%**
Adjusted EBITDA Margin	***20.8%***		***15.9%***		***8.1%***		***6.4%***		***6.9%***		***5.7%***		***8.9%***		***10.0%***	

12

Overview Consolidating P&L Forecast ¡ The table below shows the revenue and EBITDA contribution by segment. EBITDA is projected to decrease from $40.8M in FY2018 to $40.0M in FY2019 ¡ Both Air Medical Group and Technical Services are high EBITDA margin segments, with Air Medical Group contributing the highest amount toward EBITDA in FY2019 ¡ O&G EBITDA is projected to decline in FY2019 primarily due to a reduction in expected revenues in FY2019, mainly attributable to Canada, which related to a drilling program that ended. AW139 engine overhauls in FY2019 also contributed to the decline. Corporate declines are attributable to $2.1M of severance costs as well as bonuses forecasted at Target (2018 bonuses were paid at Threshold) ¡ Eliminations shown below represent the elimination of intercompany revenue related to ARAMCO contract and maintenance expense allocations amongst the various operating segments ¡ Additional detail on each segment P&L will be addressed throughout the presentation ($ Thousands) FY2018 Consolidating P&L FY2019B Consolidating P&L Oil and Air Medical Technical Oil and Air Medical Technical Gas Group Services Corp. Elim. Consolidated Gas Group Services Corp. Elim. Consolidated Total Revenues 380,238 260,574 37,053 - (3,442) 674,423 372,053 294,473 39,282 - (5,420) 700,387 Aircraft Variable Costs (128,457) (32,838) (7,010) (0) 257 (168,049) (128,399) (42,327) (8,239) (135) (7,916) (187,016) Aircraft Fixed Costs (139,401) (87,776) (4,742) 91 (3) (231,831) (141,205) (90,654) (2,911) (5) 6 ,650 (228,126) (1) Other Operating Expenses (104,261) (113,667) (17,097) (91) 3 ,188 (231,928) (105,711) (121,277) (22,150) (0) 5,176 (243,963) Direct Expense (372,119) (234,282) (28,849) (0) 3,442 (631,808) (375,315) (254,258) (33,300) (141) 3 ,909 (659,105) Gross Profit 8,119 26,292 8,204 (0) (0) 42,615 (3,262) 40,214 5,982 (141) (1,511) 41,282 Gross Margin 2.1% 10.1% 22.1% N/A N/A 6.3% -0.9% 13.7% 15.2% N/A N/A 5.9% SG&A (18,485) (13,833) (1,418) (32,949) 0 (66,685) (16,618) (15,608) (475) (37,047) 1 ,490 (68,258) Operating Profit / (Loss) (10,366) 12,459 6,787 (32,949) (0) (24,069) (19,880) 24,606 5,506 (37,188) (21) (26,976) (2) Non Operating Expenses (73,969) (1,798) - (41,677) - (117,445) (1,819) - - (34,017) - (35,837) Net Income / (Loss), Reported (84,336) 10,661 6 ,787 (74,626) (0) (141,514) (21,700) 24,606 5,506 (71,205) (21) (62,813) EBITDA 29,910 28,705 7,250 (25,565) 544 40,844 19,803 41,184 5,941 (27,157) 199 39,971 EBITDA Margin 7.9% 11.0% 19.6% N/A N/A 6.1% 5.3% 14.0% 15.1% N/A N/A 5.7% Addback Professional Fees & Expenses - - - 5,095 - 5,095 Addback Aircraft Donation - - - 500 - 500 Addback Severance - - - - - - Adjusted EBITDA 29,910 28,705 7,250 (19,970) 544 46,439 19,803 41,184 5 ,941 (27,157) 199 39,971 Adjusted EBITDA Margin 7.9% 11.0% 19.6% N/A N/A 6.9% 5.3% 14.0% 15.1% N/A N/A 5.7% (1) Other Operating Expenses include base-related expenses. Higher costs have been projected in 2019 due to the expansion of Air Medical independent provider programs and higher employee compensation costs for existing bases. (2) FY2018 Non-Operating Expenses include $109.0M of impairment losses, of which $77.2M is related to goodwill, intangibles and deferred tax, while $31.8M is related to aircraft and related inventory, as well as $0.8M of net loss on disposition of assets. 13Overview Consolidating P&L Forecast ¡ The table below shows the revenue and EBITDA contribution by segment. EBITDA is projected to decrease from $40.8M in FY2018 to $40.0M in FY2019 ¡ Both Air Medical Group and Technical Services are high EBITDA margin segments, with Air Medical Group contributing the highest amount toward EBITDA in FY2019 ¡ O&G EBITDA is projected to decline in FY2019 primarily due to a reduction in expected revenues in FY2019, mainly attributable to Canada, which related to a drilling program that ended. AW139 engine overhauls in FY2019 also contributed to the decline. Corporate declines are attributable to $2.1M of severance costs as well as bonuses forecasted at Target (2018 bonuses were paid at Threshold) ¡ Eliminations shown below represent the elimination of intercompany revenue related to ARAMCO contract and maintenance expense allocations amongst the various operating segments ¡ Additional detail on each segment P&L will be addressed throughout the presentation ($ Thousands) FY2018 Consolidating P&L FY2019B Consolidating P&L Oil and Air Medical Technical Oil and Air Medical Technical Gas Group Services Corp. Elim. Consolidated Gas Group Services Corp. Elim. Consolidated Total Revenues 380,238 260,574 37,053 - (3,442) 674,423 372,053 294,473 39,282 - (5,420) 700,387 Aircraft Variable Costs (128,457) (32,838) (7,010) (0) 257 (168,049) (128,399) (42,327) (8,239) (135) (7,916) (187,016) Aircraft Fixed Costs (139,401) (87,776) (4,742) 91 (3) (231,831) (141,205) (90,654) (2,911) (5) 6 ,650 (228,126) (1) Other Operating Expenses (104,261) (113,667) (17,097) (91) 3 ,188 (231,928) (105,711) (121,277) (22,150) (0) 5,176 (243,963) Direct Expense (372,119) (234,282) (28,849) (0) 3,442 (631,808) (375,315) (254,258) (33,300) (141) 3 ,909 (659,105) Gross Profit 8,119 26,292 8,204 (0) (0) 42,615 (3,262) 40,214 5,982 (141) (1,511) 41,282 Gross Margin 2.1% 10.1% 22.1% N/A N/A 6.3% -0.9% 13.7% 15.2% N/A N/A 5.9% SG&A (18,485) (13,833) (1,418) (32,949) 0 (66,685) (16,618) (15,608) (475) (37,047) 1 ,490 (68,258) Operating Profit / (Loss) (10,366) 12,459 6,787 (32,949) (0) (24,069) (19,880) 24,606 5,506 (37,188) (21) (26,976) (2) Non Operating Expenses (73,969) (1,798) - (41,677) - (117,445) (1,819) - - (34,017) - (35,837) Net Income / (Loss), Reported (84,336) 10,661 6 ,787 (74,626) (0) (141,514) (21,700) 24,606 5,506 (71,205) (21) (62,813) EBITDA 29,910 28,705 7,250 (25,565) 544 40,844 19,803 41,184 5,941 (27,157) 199 39,971 EBITDA Margin 7.9% 11.0% 19.6% N/A N/A 6.1% 5.3% 14.0% 15.1% N/A N/A 5.7% Addback Professional Fees & Expenses - - - 5,095 - 5,095 Addback Aircraft Donation - - - 500 - 500 Addback Severance - - - - - - Adjusted EBITDA 29,910 28,705 7,250 (19,970) 544 46,439 19,803 41,184 5 ,941 (27,157) 199 39,971 Adjusted EBITDA Margin 7.9% 11.0% 19.6% N/A N/A 6.9% 5.3% 14.0% 15.1% N/A N/A 5.7% (1) Other Operating Expenses include base-related expenses. Higher costs have been projected in 2019 due to the expansion of Air Medical independent provider programs and higher employee compensation costs for existing bases. (2) FY2018 Non-Operating Expenses include $109.0M of impairment losses, of which $77.2M is related to goodwill, intangibles and deferred tax, while $31.8M is related to aircraft and related inventory, as well as $0.8M of net loss on disposition of assets. 13

Overview Consolidating P&L Forecast (cont’d) ($ Thousands) FY2020 Consolidating P&L FY2021 Consolidating P&L Oil and Air Medical Technical Oil and Air Medical Technical Gas Group Services Corp. Elim. Consolidated Gas Group Services Corp. Elim. Consolidated Total Revenues 397,316 300,272 30,080 - (6,015) 721,652 414,358 317,129 15,811 - (6,118) 741,180 Aircraft Variable Costs (130,094) (42,042) (1,603) - - (173,739) (139,630) (43,497) (1,643) - - (184,770) Aircraft Fixed Costs (137,526) (94,770) (30) - - (232,326) (138,836) (99,426) - - - (238,262) (1) Other Operating Expenses (112,835) (119,922) (22,895) - 6,015 (249,636) (114,404) (125,941) (9,597) - 6,118 (243,824) Direct Expense (380,455) (256,733) (24,528) - 6 ,015 (655,701) (392,870) (268,864) (11,240) - 6,118 (666,856) Gross Profit 16,861 43,539 5 ,552 - - 65,952 21,488 48,265 4,571 - - 74,324 Gross Margin 4.2% 14.5% 18.5% N/A N/A 9.1% 5.2% 15.2% 28.9% N/A N/A 10.0% SG&A (17,913) (15,691) (487) (34,283) - (68,374) (18,267) (15,865) (501) (32,010) - (66,643) Operating Profit / (Loss) (1,052) 27,848 5,065 (34,283) - (2,423) 3 ,221 32,400 4,070 (32,010) - 7 ,682 Non Operating Expenses 10 - - (32,721) - (32,711) - - - (32,694) - (32,694) Net Income / (Loss), Reported (1,042) 27,848 5 ,065 (67,004) - (35,133) 3,221 32,400 4,070 (64,704) - (25,012) EBITDA 38,015 45,011 5,255 (24,052) - 64,229 42,281 49,460 4 ,235 (21,573) - 74,403 EBITDA Margin 9.6% 15.0% 17.5% N/A N/A 8.9% 10.2% 15.6% 26.8% N/A N/A 10.0% (1) Other Operating Expenses include base-related expenses. Higher costs have been projected in 2019 due to the expansion of Air Medical independent provider programs and higher employee compensation costs for existing bases. 14Overview Consolidating P&L Forecast (cont’d) ($ Thousands) FY2020 Consolidating P&L FY2021 Consolidating P&L Oil and Air Medical Technical Oil and Air Medical Technical Gas Group Services Corp. Elim. Consolidated Gas Group Services Corp. Elim. Consolidated Total Revenues 397,316 300,272 30,080 - (6,015) 721,652 414,358 317,129 15,811 - (6,118) 741,180 Aircraft Variable Costs (130,094) (42,042) (1,603) - - (173,739) (139,630) (43,497) (1,643) - - (184,770) Aircraft Fixed Costs (137,526) (94,770) (30) - - (232,326) (138,836) (99,426) - - - (238,262) (1) Other Operating Expenses (112,835) (119,922) (22,895) - 6,015 (249,636) (114,404) (125,941) (9,597) - 6,118 (243,824) Direct Expense (380,455) (256,733) (24,528) - 6 ,015 (655,701) (392,870) (268,864) (11,240) - 6,118 (666,856) Gross Profit 16,861 43,539 5 ,552 - - 65,952 21,488 48,265 4,571 - - 74,324 Gross Margin 4.2% 14.5% 18.5% N/A N/A 9.1% 5.2% 15.2% 28.9% N/A N/A 10.0% SG&A (17,913) (15,691) (487) (34,283) - (68,374) (18,267) (15,865) (501) (32,010) - (66,643) Operating Profit / (Loss) (1,052) 27,848 5,065 (34,283) - (2,423) 3 ,221 32,400 4,070 (32,010) - 7 ,682 Non Operating Expenses 10 - - (32,721) - (32,711) - - - (32,694) - (32,694) Net Income / (Loss), Reported (1,042) 27,848 5 ,065 (67,004) - (35,133) 3,221 32,400 4,070 (64,704) - (25,012) EBITDA 38,015 45,011 5,255 (24,052) - 64,229 42,281 49,460 4 ,235 (21,573) - 74,403 EBITDA Margin 9.6% 15.0% 17.5% N/A N/A 8.9% 10.2% 15.6% 26.8% N/A N/A 10.0% (1) Other Operating Expenses include base-related expenses. Higher costs have been projected in 2019 due to the expansion of Air Medical independent provider programs and higher employee compensation costs for existing bases. 14

Overview Consolidating LTM P&L ($ Thousands) LTM March 2019 Consolidating P&L Oil and Air Medical Technical Gas Group Services Corp. Elim. Consolidated Total Revenues 369,550 260,360 39,610 - (3,571) 665,949 Aircraft Variable Costs (127,604) (31,286) (5,917) 160 189 (164,459) Total Aircraft Fixed Costs (139,189) (89,959) (5,330) 0 (1) (234,479) (1) Total Other Operating Expenses (100,633) (116,414) (20,179) 58 3 ,647 (233,520) Direct Expense (367,426) (237,660) (31,426) 218 3,836 (632,458) Gross Profit 2,124 22,701 8,184 218 265 33,491 Gross Margin 0.6% 8.7% 20.7% N/A N/A 5.0% SG&A (17,992) (13,957) (1,195) (44,217) (332) (77,694) Operating Profit / (Loss) (15,868) 8,743 6 ,988 (43,999) (67) (44,203) Non Operating Expenses (72,065) (867) - (42,638) - (115,570) Net Income / (Loss), Reported (87,934) 7,877 6,988 (86,637) (67) (159,773) EBITDA 25,892 24,715 7 ,383 (36,331) 391 22,048 EBITDA Margin 7.0% 9.5% 18.6% N/A N/A 3.3% Addback Professional Fees & Expenses - - - 15,539 - 15,539 Addback Severance - - - 1,838 - 1 ,838 Adjusted EBITDA 25,892 24,715 7,383 (18,954) 391 39,425 Adjusted EBITDA Margin 7.0% 9.5% 18.6% N/A N/A 5.9% (1) Other Operating Expenses include base-related expenses. Higher costs have been projected in 2019 due to the expansion of Air Medical independent provider programs and higher employee compensation costs for existing bases. 15Overview Consolidating LTM P&L ($ Thousands) LTM March 2019 Consolidating P&L Oil and Air Medical Technical Gas Group Services Corp. Elim. Consolidated Total Revenues 369,550 260,360 39,610 - (3,571) 665,949 Aircraft Variable Costs (127,604) (31,286) (5,917) 160 189 (164,459) Total Aircraft Fixed Costs (139,189) (89,959) (5,330) 0 (1) (234,479) (1) Total Other Operating Expenses (100,633) (116,414) (20,179) 58 3 ,647 (233,520) Direct Expense (367,426) (237,660) (31,426) 218 3,836 (632,458) Gross Profit 2,124 22,701 8,184 218 265 33,491 Gross Margin 0.6% 8.7% 20.7% N/A N/A 5.0% SG&A (17,992) (13,957) (1,195) (44,217) (332) (77,694) Operating Profit / (Loss) (15,868) 8,743 6 ,988 (43,999) (67) (44,203) Non Operating Expenses (72,065) (867) - (42,638) - (115,570) Net Income / (Loss), Reported (87,934) 7,877 6,988 (86,637) (67) (159,773) EBITDA 25,892 24,715 7 ,383 (36,331) 391 22,048 EBITDA Margin 7.0% 9.5% 18.6% N/A N/A 3.3% Addback Professional Fees & Expenses - - - 15,539 - 15,539 Addback Severance - - - 1,838 - 1 ,838 Adjusted EBITDA 25,892 24,715 7,383 (18,954) 391 39,425 Adjusted EBITDA Margin 7.0% 9.5% 18.6% N/A N/A 5.9% (1) Other Operating Expenses include base-related expenses. Higher costs have been projected in 2019 due to the expansion of Air Medical independent provider programs and higher employee compensation costs for existing bases. 15

Overview Revenue Bridge – 2018 to 2019B $750,000 $390,000 $3,057 $370,000 $0 $2,228 $1,979 $700,000 $33,899 $350,000 $8,185 $650,000 $330,000 $380,238 $374,032 $310,000 $600,000 $700,387 $674,423 $290,000 $550,000 $270,000 $250,000 $500,000 Actual FY2018 Revenues Flight Revenue - Fixed Flight Revenue - Variable Miscellaneous Income Projected FY2019B Actual FY2018 Oil and Gas Air Medical Group Technical Services Corp. Elim. Projected FY2019 Revenues Revenues Revenues 16Overview Revenue Bridge – 2018 to 2019B $750,000 $390,000 $3,057 $370,000 $0 $2,228 $1,979 $700,000 $33,899 $350,000 $8,185 $650,000 $330,000 $380,238 $374,032 $310,000 $600,000 $700,387 $674,423 $290,000 $550,000 $270,000 $250,000 $500,000 Actual FY2018 Revenues Flight Revenue - Fixed Flight Revenue - Variable Miscellaneous Income Projected FY2019B Actual FY2018 Oil and Gas Air Medical Group Technical Services Corp. Elim. Projected FY2019 Revenues Revenues Revenues 16

Overview EBITDA Bridge – 2018 to 2019B $390,000 $3,057 $50,000 $370,000 $45,000 $1,309 $345 $1,592 $40,000 $350,000 $12,479 $10,107 $35,000 $330,000 $30,000 $380,238 $25,000 $374,032 $310,000 $40,844 $20,000 $39,971 $290,000 $15,000 $10,000 $270,000 $5,000 $250,000 $0 Actual FY2018 Revenues Flight Revenue - Fixed Flight Revenue - Variable Miscellaneous Income Projected FY2019B Actual FY2018 Oil and Gas Air Medical Group Technical Services Corp. Elim. Projected FY2019 Revenues EBITDA EBITDA 17Overview EBITDA Bridge – 2018 to 2019B $390,000 $3,057 $50,000 $370,000 $45,000 $1,309 $345 $1,592 $40,000 $350,000 $12,479 $10,107 $35,000 $330,000 $30,000 $380,238 $25,000 $374,032 $310,000 $40,844 $20,000 $39,971 $290,000 $15,000 $10,000 $270,000 $5,000 $250,000 $0 Actual FY2018 Revenues Flight Revenue - Fixed Flight Revenue - Variable Miscellaneous Income Projected FY2019B Actual FY2018 Oil and Gas Air Medical Group Technical Services Corp. Elim. Projected FY2019 Revenues EBITDA EBITDA 17

Overview
Consolidated Capital Expenditures

	Actual FY2018		Forecast FY2019B		Forecast FY2020		Forecast FY2021	
($ Thousands)	$	% of Capex	$	% of Capex	$	% of Capex	$	% of Capex
Capex								
Oil & Gas	(34,170)	79.6%	(13,353)	40.0%	(10,000)	20.9%	(10,000)	22.6%
Air Medical	(7,268)	16.9%	(15,591)	46.7%	(34,811)	72.8%	(31,181)	70.6%
General	(1,469)	3.4%	(4,416)	13.2%	(3,000)	6.3%	(3,000)	6.8%
Total Capex	**(42,908)**	**100.0%**	**(33,359)**	**100.0%**	**(47,811)**	**100.0%**	**(44,181)**	**100.0%**
Capex								
Aircraft & Upgrades	(19,258)	44.9%	(21,118)	63.3%	(7,920)	16.6%	(7,920)	17.9%
Base & Facilities	(500)	1.2%	(683)	2.0%	(320)	0.7%	(323)	0.7%
Other Capital Expenditures	(6,717)	15.7%	(11,557)	34.6%	(11,571)	24.2%	(7,938)	18.0%
Aircraft Additions	(16,433)	38.3%	-	0.0%	(28,000)	58.6%	(28,000)	63.4%
Total Capex	**(42,908)**	**100.0%**	**(33,359)**	**100.0%**	**(47,811)**	**100.0%**	**(44,181)**	**100.0%**
Total Capex (excl. Aircraft Additions)	**(26,475)**	**61.7%**	**(33,359)**	**100.0%**	**(19,811)**	**41.4%**	**(16,181)**	**36.6%**

18

Oil & Gas Business OverviewOil & Gas Business Overview

Oil & Gas

Provider of Mission Critical Services To Energy Companies

Leader in providing offshore helicopter support to global energy companies

Segment Overview

- Since its founding in 1949, PHI's primary business has been the transportation of personnel to, from, and between offshore platforms engaged in the oil and gas industry
- Long-term customers (35+ years) include oil majors such as:

Shell *60 years* bp ExxonMobil

  - Most oil companies, like PHI's customers, traditionally contract for helicopter services; however certain customers operate or have the capability to operate their own helicopter fleets but elect to partner with PHI given the company's dedication to safety and client service
- Given the top-down focus on the importance of culture, technology, and safety the Company did not cut investment in these areas during the downturn and is now well positioned to take advantage of a rebound
- First U.S. oil and gas aviation company to reach FAA Level 4 Safety Management System
- While the fleet is still under-utilized compared to historical levels, the Company is developing ways to improve utilization through creative service models and geographic expansion

Flight Hours Over Time[(1)] *(in thousands)*



140
120
100
80
60
40
20
-
116
100
79
79
82
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018

Financials Summary[(2)] *($ in millions)*



$600
$500
$400
$300
$200
$100
$0
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
-
517
131
25.4%
460
90
19.5%
324
10
3.0%
380
13
3.3%
380
30
7.9%
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
Revenue
EBITDA
EBITDA Margin

Source: Company filings

(1) Periods before LTM Q3'18 do not include pro forma adjustments for the acquisition of HNZ

(2) FY 2017 and FY2018 include pro forma adjustments to Revenue and EBITDA for the acquisition of HNZ; HNZ EBITDA includes addbacks of ~$6.2mm and ~$1.2mm of mobilization costs for FY 2017 and LTM Q3'18 periods, respectively

20

Oil & Gas
Key Highlights

1. Exceptional Safety Culture Driven by Engaged Workforce
2. Forefront of Global Standards and Procedures
3. Provider of Mission Critical Services to Energy Companies
4. Built for Higher Throughput for People and Systems
5. Best-in-Class 86% Owned Fleet(1)
6. Balanced Investment in Technology, Systems and Human Factors
7. Largest Operator in the Gulf of Mexico ("GOM") with Further Global Capabilities
8. Seasoned Best-in-Class Management Team

PHI OIL & GAS

1. Safety is a core value – institutional-wide accountability builds a culture of safety which creates behaviors that lead to excellence and mitigate risk
2. Since inception, O&G has implemented numerous innovative processes and procedures, which have since been adopted as industry-wide precedents
3. Demand for high quality and reliable transportation services underpinned by heightened public scrutiny, increased safety expectations and regulatory requirements
4. Underutilized aircraft to support increased industry needs in a rebounding oil and gas market; business scaled to support $1bn+ in revenue
5. 86% of helicopters owned(1) with an average age of 13 years and majority of the fleet in PBH; no 225's and no order-book overhang
6. Comprehensive focus on key operational pillars that maintain PHI's industry-leading reputation and drive overall performance enhancement
7. Highest capacity in the Gulf of Mexico with ability to further expand internationally, bolstered by HNZ platform and internationally experienced management team
8. Executive management team has a deep-understanding of the industry with several decades of combined industry experience

(1) Excludes one customer-owned aircraft

21

Oil & Gas Key Customers The Company relies on industry leading customers to drive a significant amount of revenues for the Oil & Gas sector Key Customer Overview ¡ KEY CUSTOMERS: The Company’s key customers include Shell, BP and ExxonMobil (each of whom PHI has worked with for 35 or more years), ENI Petroleum (20+ year customer relationship), Fieldwood Energy (9+ years) and Inpex Corp. ¡ Many of the Company’s key customers represent the largest players in the global oil and gas sector, with a particular focus on operations in the Gulf of Mexico ¡ Despite the significant size of these customers within the market, many are continuing to expand and represent the top operators in North America for offshore rig startups on both a historical and forecasted basis ¡ With many third party experts expecting oil prices to stabilize in 2019, many of PHI’s key customers appear to be poised to significantly increase capex spending in 2019 and beyond – in particular, Shell and Exxon have proclaimed they will spend over $20 billion on U.S. Capex in the next five years ¡ Other primary customers have also continued to identify additional drilling opportunities in the Gulf of Mexico, with BP in particular having identified an additional 1 billion barrels of oil potential to its U.S. Gulf of Mexico hubs in early 2019 Chart Title (1) (2) 600 Top 10 Oil Producers in Gulf of Mexico Offshore Rig Startups – Top Operators (North Am.) 500 2.5 400 2 300 1.5 200 1 0.5 100 0 0 (1) Evercore ISI Oil & Gas Exploration & Production Report, 1/21/19; (2) J.P. Morgan Global Oil Services Monthly report, 1/24/19 22 Series1 Series2Oil & Gas Key Customers The Company relies on industry leading customers to drive a significant amount of revenues for the Oil & Gas sector Key Customer Overview ¡ KEY CUSTOMERS: The Company’s key customers include Shell, BP and ExxonMobil (each of whom PHI has worked with for 35 or more years), ENI Petroleum (20+ year customer relationship), Fieldwood Energy (9+ years) and Inpex Corp. ¡ Many of the Company’s key customers represent the largest players in the global oil and gas sector, with a particular focus on operations in the Gulf of Mexico ¡ Despite the significant size of these customers within the market, many are continuing to expand and represent the top operators in North America for offshore rig startups on both a historical and forecasted basis ¡ With many third party experts expecting oil prices to stabilize in 2019, many of PHI’s key customers appear to be poised to significantly increase capex spending in 2019 and beyond – in particular, Shell and Exxon have proclaimed they will spend over $20 billion on U.S. Capex in the next five years ¡ Other primary customers have also continued to identify additional drilling opportunities in the Gulf of Mexico, with BP in particular having identified an additional 1 billion barrels of oil potential to its U.S. Gulf of Mexico hubs in early 2019 Chart Title (1) (2) 600 Top 10 Oil Producers in Gulf of Mexico Offshore Rig Startups – Top Operators (North Am.) 500 2.5 400 2 300 1.5 200 1 0.5 100 0 0 (1) Evercore ISI Oil & Gas Exploration & Production Report, 1/21/19; (2) J.P. Morgan Global Oil Services Monthly report, 1/24/19 22 Series1 Series2

Oil & Gas Global Operations Operating in numerous countries around the globe ¡ Primary focus of flight operations has historically been in the Gulf of Mexico; however, in December 2017, PHI acquired HNZ Group Inc.’s (“HNZ”) offshore business, expanding its reach internationally ¡ The Company classifies its Oil & Gas operating regions as PHI Americas vs. PHI International, broken out below. At 2/13/19, the Company had 631 PHI Americas employees, with 236 PHI International employees (including 36 pilots, 27 engineers, and 10 support personnel that are fixed term and aligned to operational contracts) ¡ PHI Americas: Domestic, Canada, Mexico, Saudi Arabia and Trinidad | PHI International: Asia Pacific (including HNZ), Cyprus, Ghana and Israel ¡ Segment operates six bases in the GoM alongside two separate hangars, one office and the global headquarters in Lafayette, LA ¡ Segment operates 14 international bases across the globe alongside the international headquarters facility in Nelson, New Zealand and stand-alone corporate offices in Perth, Australia and Nicosia, Cyprus Operating Base Hangar Corporate Office Operating Base / Corporate Office Global Headquarters PHI International O&G Headquarters 23Oil & Gas Global Operations Operating in numerous countries around the globe ¡ Primary focus of flight operations has historically been in the Gulf of Mexico; however, in December 2017, PHI acquired HNZ Group Inc.’s (“HNZ”) offshore business, expanding its reach internationally ¡ The Company classifies its Oil & Gas operating regions as PHI Americas vs. PHI International, broken out below. At 2/13/19, the Company had 631 PHI Americas employees, with 236 PHI International employees (including 36 pilots, 27 engineers, and 10 support personnel that are fixed term and aligned to operational contracts) ¡ PHI Americas: Domestic, Canada, Mexico, Saudi Arabia and Trinidad | PHI International: Asia Pacific (including HNZ), Cyprus, Ghana and Israel ¡ Segment operates six bases in the GoM alongside two separate hangars, one office and the global headquarters in Lafayette, LA ¡ Segment operates 14 international bases across the globe alongside the international headquarters facility in Nelson, New Zealand and stand-alone corporate offices in Perth, Australia and Nicosia, Cyprus Operating Base Hangar Corporate Office Operating Base / Corporate Office Global Headquarters PHI International O&G Headquarters 23

Oil & Gas
Expanded International Footprint and Capabilities via HNZ Acquisition

The acquisition of HNZ's offshore business expands PHI's platform in support of its global customers, and provides additional opportunities across which to deploy the fleet and increase aircraft utilization

Attractive Carve-Out Acquisition Opportunity…

- HNZ was an international provider of onshore and offshore helicopter transportation and related support services
  - Headquartered in Montreal, with 600 employees across 36 locations
  - Fleet of 104 owned and 13 leased aircraft
- In December 2017, the CEO of HNZ Group acquired all voting shares of HNZ at a 43.4% premium to the October 30, 2017 closing price
- Contemporaneously, PHI acquired HNZ's offshore operations located in Australia, New Zealand, Papua New Guinea and the Philippines
  - HNZ CEO acquired the onshore operations and remaining portion of offshore operations (i.e. Canadian and Norwegian operations)

Pro Forma Geographic Footprint *(Full Company)*



PHI locations
HNZ locations

…With Robust Strategic Rationale For PHI

- ✓ ***Establishment of Global Offering With Diversification of Customer Base and Geographic Footprint***
- ✓ ***Provides International Expansion Opportunities to Increase Aircraft Utilization***
- ✓ ***Shared Commitment to Safety Ensures Continuity of Global Brand Image***
- ✓ ***Positions PHI For Further Expansion In Deep-Water Drilling With Existing and New Customers***
- ✓ ***Prior Relationship and Proven Track Record With HNZ Supports Smooth Integration***

Source: Company filings and press releases

24

Oil & Gas
Fleet Composition

Fleet Snapshot

- As of 12/31/18, the O&G Fleet was comprised of 125 aircraft with an average age of 14 years, including 107 Company-owned aircraft with a market value of approximately $645 million[(1)(2)]
  - Operated 17 leased aircraft: 16 S-92's and two AW139's [(2)]
    - Two additional leased S-92s will be returned in 2019 following the expiration of the respective lease agreements
  - Operated one partner-owned Bell 412
- MRO work on light, medium and heavy helicopters is typically performed in-house

Fleet by Aircraft Type



Heavy
26%
Fixed Wing
2%
Light
38%
Medium
34%

Fleet by Ownership

Based on fleet count



Customer-Owned
1%
Leased
14%
Company-
Owned
85%

Operated Aircraft Overview [(2)]

Manufacturer	Type	Avg. Age	Ownership Status: Owned	Leased	Cust. Oper.	Total	Appraised Value of Owned [(1)]
Light							
Airbus	EC135	13	2	-	-	2	$5
	AS350	23	2	-	-	2	2
	BK117	34	2	-	-	2	1
	H145	2	2	-	-	2	16
	EC145	-	-	-	-	-	-
Bell	Bell 206 [(2)]	28	5	-	-	5	5
	Bell 407	16	35	-	-	35	51
Total Light Aircraft		17	48	-	-	48	$80
Medium							
AgustaWestland	AW109	6	3	-	-	3	13
	AW139	9	13	2	-	15	124
Bell	Bell 212	37	4	-	-	4	7
	Bell 412	5	2	-	-	2	20
	B412EP	20	1	-	1	2	3
	BK117C2	-	-	-	-	-	-
Sikorsky	S-76	15	17	-	-	17	69
Total Medium Aircraft		14	40	2	1	43	$236
Heavy							
Sikorsky	S-92	8	17	15	-	32	323
Total Heavy Aircraft		8	17	15	-	32	$323
Fixed							
Bombardier	Learjet 40	13	1	-	-	1	2
Hawker Beechcraft	King Air 200	6	1	-	-	1	3
Total Fixed Wing Aircraft		10	2	-	-	2	$6
Total Aircraft		14	107	17	1	125	$645


S-92


AW139


S-76

Source: Data provided by Company
Note: Appraised value does not include value of one recently acquired S-92 aircraft
(1) Market value of aircraft based on Ascend desktop valuation report as of November 27, 2018. Market values are representative of the fleet's maintenance status; values shown represent "Adjusted Half-Life" values
(2) Aircraft segment counts reflect aircraft segment transfers made after December 31, 2018 and the expiration of one leased aircraft (expired in April 2019)

25

Oil & Gas

Recent Cyclical Challenges and the Continued Path Forward

Recent Challenges

The O&G segment experienced earnings pressure starting FY 2015 due to challenges in the energy market

1. The recent oil and gas downturn has been particularly harsh on the offshore sector (42% decline in rigs since 2014), adversely impacting the demand for helicopter transportation

   The Company experienced meaningful revenue declines and margin pressures due to depressed oil and gas prices and the resulting decline in offshore drilling activity

2. The capital intensity of the business has further contributed to negative cash flows in recent years

Path Forward

We believe the O&G segment is well positioned to weather the storm and capitalize on the continued rebound in energy prices around the world

1. A modest recovery of the offshore sector appears to be underway and utilization of global drilling rigs has increased over 2017 in most regions of the world. Management believes that the O&G segment is experiencing a rebound in momentum, driven by a recovery in energy prices

2. Management made the conscious choice not to cut incremental investments in technology and safety during the downturn. They believe these investments were necessary to continue to support the company's culture and to position themselves with true differentiators with customers as the market improves

3. PHI has no outstanding aircraft purchase commitments for any class of helicopter in either the Air Medical or Oil & Gas business units. As such, the Company expects to be in a better position to acquire aircraft for future growth at advantageous purchase prices, whether owned or leased

FY2018 O&G revenue increased ~3% compared to the prior year

26

Oil & Gas
Helicopter Transportation Industry Dynamics

The oil and gas helicopter industry is poised to capitalize upon a recovery in oil prices, in addition to other favorable factors including higher oil demand arising from population growth and an uptick in E&P spending to replace existing production

Industry Overview & Outlook

- ***INDUSTRY OVERVIEW***: Demand for offshore helicopter transportation services is primarily driven by the demand for energy E&P spending
- Offshore oil production is less sensitive to short-term oil price movements than onshore production because of the length of time and initial investment needed to complete offshore projects
- The primary competitors within this space (PHI, CHC, Era, and Bristow) typically compete on the basis of price, safety record, and the fleet's range / passenger capacity / ability to fly in varying weather conditions
- ***INDUSTRY OUTLOOK***: After a prolonged trough in offshore drilling activity, the O&G helicopter transportation industry is expected by industry analysts to experience a modest recovery, supported by a rebound in oil prices
- The industry is poised to benefit from favorable, long-term factors, including (i) increased demand due to population growth, higher living standards, and global industrialization, and (ii) the significant amount of E&P spending that will be required to replace existing production

WTI Spot Price[2]



$ per bbl
EIA Base Case
At $63 per bbl[3], oil is currently underperforming expectations and is poised for a recovery
120
100
80
60
40
20
0
96
98
94
49
44
50
49
53
67
74
77
2012
2013
2014
2015
2016
2017
2018E
2019E
2020E
2021E
2022E

U.S. Offshore Oil Rigs[1]



# of Rigs
Gulf of Mexico Offshore Rigs
Other U.S. Offshore Locations
2012A – 2022E Average: 33
60
50
40
30
20
10
0
46
54
55
34
22
20
18
21
23
25
29
2
2
2
1
1
0
1
1
1
1
1
2012
2013
2014
2015
2016
2017
2018E
2019E
2020E
2021E
2022E

Gulf of Mexico Offshore Oil Production[4]



000s of Barrels
2017A – 2022E CAGR: 4.9%
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
1,033
1,018
1,140
1,232
1,385
1,483
1,631
1,797
1,856
1,904
1,881
2012
2013
2014
2015
2016
2017
2018E
2019E
2020E
2021E
2022E

(1) Baker Hughes as of 08-24-2018; (2) EIA – Annual Energy Outlook 2018; (3) Capital IQ as of 04-29-2019; (4) EIA – Annual Energy Outlook 2018

27

Oil & Gas Global Production and Consumption Global production and consumption of petroleum has increased incrementally in each year since a downturn in late 2014, with another small uptick in both production and consumption expected in 2019 (1) (1) Global Production and Consumption Global Petroleum & Other Liquids (MMBbl/d) 2014 2015 2016 2017 2018 2019 ¡ During 2018, global crude oil and liquid fuels were oversupplied by roughly 330 thousand barrels per day, prompting OPEC to announce production cuts in 2019 35.1 3 6.4 37.4 3 7.3 37.2 3 6.2 OPEC Production to bring supply and demand numbers more closely into balance 30.0 31.2 3 2.2 3 2.1 31.9 30.9 OPEC - Crude Oil ¡ Despite OPEC cuts, total world production is expected to grow in 2019 (primarily 5 .2 5 .2 5.2 5.3 5 .3 5.4 OPEC - Other Liquids due to increasing U.S. production) to meet higher global demand 59.0 60.6 6 0.0 6 0.7 63.2 65.5 Non-OPEC Production 11.8 U.S. Production 8.5 9.3 8.8 9.3 1 0.8 ¡ GLOBAL PRODUCTION: Global supply of crude oil and other liquid fuels 94.1 97.0 97.4 98.0 100.4 101.8 Total World Production has steadily increased since a downturn in late 2014 and is forecasted to total OECD Consumption 45.6 4 6.4 46.8 47.2 4 7.6 48.1 nearly 102 million barrels per day in 2019 Non OECD Consumption 4 8.2 49.5 50.1 51.3 52.4 5 3.5 ¡ OPEC PRODUCTION: OPEC production levels are expected to be lower in Total World Consumption 93.9 95.9 96.9 98.5 100.0 101.5 2019 as a result of a 12/06/18 OPEC mandate to cut production by 1.2 million Over / (Under) Supply 0.27 1.11 0.46 (0.51) 0.40 0.24 barrels per day until June 2019 0.29% 1.16% 0.47% -0.52% 0.40% 0.24% % Over / (Under) Supply ¡ NON-OPEC PRODUCTION: Non-OPEC production is estimated at 63.5 MMBbl/d in 2019, a 10% increase from 2016 levels ¡ U.S. PRODUCTION: U.S. production is expected to increase to 12.0 MMBbl/d by the end of 2019, up from 11.7 MMBbl/d in 2018 (2) (1) Gulf of Mexico Crude Oil Proved Reserves Global Liquid Fuel Production & Consumption Bal. 110 6 6,000 5 105 5,000 4,811 4,708 4,531 4 4,082 3,983 4,000 100 3 3,000 95 2 1 2,000 90 0 1,000 85 -1 - 80 -2 2013 2014 2015 2016 2017 Q1 2013 Q1 2014 Q1 2015 Q1 2016 Q1 2017 Q1 2018 Q1 2019 Q1 2020 GOM - LA & AL GOM - TX Implied stock change and balance Global Production Global Consumption (1) Thomson Reuters; Bloomberg; CME; NYMEX; EIA; IEA (Short Term Energy Outlook – Global Petroleum and Other Liquids); (2) U.S. Energy Information Administration 28 Oil Production & Consumption (MMbbl/d) Implied Stock Change (MMbbl/d)Oil & Gas Global Production and Consumption Global production and consumption of petroleum has increased incrementally in each year since a downturn in late 2014, with another small uptick in both production and consumption expected in 2019 (1) (1) Global Production and Consumption Global Petroleum & Other Liquids (MMBbl/d) 2014 2015 2016 2017 2018 2019 ¡ During 2018, global crude oil and liquid fuels were oversupplied by roughly 330 thousand barrels per day, prompting OPEC to announce production cuts in 2019 35.1 3 6.4 37.4 3 7.3 37.2 3 6.2 OPEC Production to bring supply and demand numbers more closely into balance 30.0 31.2 3 2.2 3 2.1 31.9 30.9 OPEC - Crude Oil ¡ Despite OPEC cuts, total world production is expected to grow in 2019 (primarily 5 .2 5 .2 5.2 5.3 5 .3 5.4 OPEC - Other Liquids due to increasing U.S. production) to meet higher global demand 59.0 60.6 6 0.0 6 0.7 63.2 65.5 Non-OPEC Production 11.8 U.S. Production 8.5 9.3 8.8 9.3 1 0.8 ¡ GLOBAL PRODUCTION: Global supply of crude oil and other liquid fuels 94.1 97.0 97.4 98.0 100.4 101.8 Total World Production has steadily increased since a downturn in late 2014 and is forecasted to total OECD Consumption 45.6 4 6.4 46.8 47.2 4 7.6 48.1 nearly 102 million barrels per day in 2019 Non OECD Consumption 4 8.2 49.5 50.1 51.3 52.4 5 3.5 ¡ OPEC PRODUCTION: OPEC production levels are expected to be lower in Total World Consumption 93.9 95.9 96.9 98.5 100.0 101.5 2019 as a result of a 12/06/18 OPEC mandate to cut production by 1.2 million Over / (Under) Supply 0.27 1.11 0.46 (0.51) 0.40 0.24 barrels per day until June 2019 0.29% 1.16% 0.47% -0.52% 0.40% 0.24% % Over / (Under) Supply ¡ NON-OPEC PRODUCTION: Non-OPEC production is estimated at 63.5 MMBbl/d in 2019, a 10% increase from 2016 levels ¡ U.S. PRODUCTION: U.S. production is expected to increase to 12.0 MMBbl/d by the end of 2019, up from 11.7 MMBbl/d in 2018 (2) (1) Gulf of Mexico Crude Oil Proved Reserves Global Liquid Fuel Production & Consumption Bal. 110 6 6,000 5 105 5,000 4,811 4,708 4,531 4 4,082 3,983 4,000 100 3 3,000 95 2 1 2,000 90 0 1,000 85 -1 - 80 -2 2013 2014 2015 2016 2017 Q1 2013 Q1 2014 Q1 2015 Q1 2016 Q1 2017 Q1 2018 Q1 2019 Q1 2020 GOM - LA & AL GOM - TX Implied stock change and balance Global Production Global Consumption (1) Thomson Reuters; Bloomberg; CME; NYMEX; EIA; IEA (Short Term Energy Outlook – Global Petroleum and Other Liquids); (2) U.S. Energy Information Administration 28 Oil Production & Consumption (MMbbl/d) Implied Stock Change (MMbbl/d)

Oil & Gas Increased Activity in Gulf of Mexico In addition to an improving global environment for the oil and gas sector, the Company believes it is poised to capitalize on increased activity in the Gulf of Mexico driven by a cyclical readjustment of costs and technological improvements (1) Gulf of Mexico Outlook Gulf of Mexico Active Locations ¡ According to a 1/21/19 Evercore industry report, industry activity and interest in the Gulf of Mexico are increasing as “recent advances in subsea technologies are expanding the opportunity set and a combination of less operator competition and cyclically lower service costs have created a more competitive (1) investment environment…even in pricing environments below $65/bbl” ¡ The positive impact of the above factors on Gulf of Mexico activity was apparent in 2018, with “more deals transacted and projects pushed toward Final Investment Decisions (“FID”) than any year since 2014” and is expected to continue into 2019 and subsequent years ¡ Despite a lower current commodity price environment vs. much of 2018, drilling in the Gulf of Mexico is expected to increase for the first time in four years, with the first production ever from a jurassic reservoir (Appomatox – Shell’s largest floating platform in GOM) and an uptick in M&A in 2H18 (1) ¡ SUBSEA INFRASTRUCTURE AND TIEBACKS: The most significant Tieback Schematic technological change in the Gulf of Mexico in recent years has been the evolution of subsea tiebacks as a method to connect new oil and gas discovery to existing oil production systems ¡ Tieback systems and other subsea technologies have proven beneficial for activity in the Gulf of Mexico, where older, declining fields or previously untouched but known reserves were located too far from existing infrastructure ¡ Since 2015, changes in subsea technology have allowed tieback distances to more than double, allowing previously undeveloped resources to be developed and promoting other improvements in Gulf of Mexico development projects ¡ Improvements in umbilical technology (longer length/structural) have reduced tieback and overall offshore development costs in the Gulf of Mexico ¡ New tieback technologies also allow for less than 1 year development timelines (compared to historical greenfield exploration/development ~5 years) ¡ The movement toward shorter development cycles at lower costs should continue to promote increased activity in the Gulf of Mexico, providing a potential boon to large players in the basin, many of whom represent key PHI customers 29 (1) Evercore ISI Oil & Gas Exploration & Production Report, 1/21/19Oil & Gas Increased Activity in Gulf of Mexico In addition to an improving global environment for the oil and gas sector, the Company believes it is poised to capitalize on increased activity in the Gulf of Mexico driven by a cyclical readjustment of costs and technological improvements (1) Gulf of Mexico Outlook Gulf of Mexico Active Locations ¡ According to a 1/21/19 Evercore industry report, industry activity and interest in the Gulf of Mexico are increasing as “recent advances in subsea technologies are expanding the opportunity set and a combination of less operator competition and cyclically lower service costs have created a more competitive (1) investment environment…even in pricing environments below $65/bbl” ¡ The positive impact of the above factors on Gulf of Mexico activity was apparent in 2018, with “more deals transacted and projects pushed toward Final Investment Decisions (“FID”) than any year since 2014” and is expected to continue into 2019 and subsequent years ¡ Despite a lower current commodity price environment vs. much of 2018, drilling in the Gulf of Mexico is expected to increase for the first time in four years, with the first production ever from a jurassic reservoir (Appomatox – Shell’s largest floating platform in GOM) and an uptick in M&A in 2H18 (1) ¡ SUBSEA INFRASTRUCTURE AND TIEBACKS: The most significant Tieback Schematic technological change in the Gulf of Mexico in recent years has been the evolution of subsea tiebacks as a method to connect new oil and gas discovery to existing oil production systems ¡ Tieback systems and other subsea technologies have proven beneficial for activity in the Gulf of Mexico, where older, declining fields or previously untouched but known reserves were located too far from existing infrastructure ¡ Since 2015, changes in subsea technology have allowed tieback distances to more than double, allowing previously undeveloped resources to be developed and promoting other improvements in Gulf of Mexico development projects ¡ Improvements in umbilical technology (longer length/structural) have reduced tieback and overall offshore development costs in the Gulf of Mexico ¡ New tieback technologies also allow for less than 1 year development timelines (compared to historical greenfield exploration/development ~5 years) ¡ The movement toward shorter development cycles at lower costs should continue to promote increased activity in the Gulf of Mexico, providing a potential boon to large players in the basin, many of whom represent key PHI customers 29 (1) Evercore ISI Oil & Gas Exploration & Production Report, 1/21/19

Oil & Gas
Rig Counts

Global rig counts have trended upward since 2016, with additional growth expected in 2019 and beyond, particularly in the Gulf of Mexico basin

Global & Gulf of Mexico Rig Counts

- International rig count represents a leading indicator of demand for the global oil and gas sector, as active drilling rigs drive the supply and consumption of oil and gas products and services
- Global rig counts have trended upward since reaching historic lows in 2016, with a total global rig count of 2,228 in December 2018 compared to 1,595 in 2016, according to reporting by Baker Hughes
- The resurgence of rig counts in recent years has been particularly stark in the U.S., where total active rig count is 1,050 as of January 18, 2019, in comparison to a low of 404 in May 2016
- During that same time period, U.S. production increased from 8.7 million bbl/day to approximately 11.7 million bbl/day as of January 2019
  - Rig count in the Gulf of Mexico and globally are key variables to watch in 2019, especially given the recent decline in oil prices during 4Q18

Global Rig Count & Gulf of Mexico Growth Rate[1]


4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
50.0%
40.0%
30.0%
20.0%
10.0%
-
(10.0)%
(20.0)%
(30.0)%
(40.0)%
(50.0)%
43.8%
17.4%
1.9%
(38.2)%
(35.3)%
(9.1)%
(10.0)%
22.2%
9.1%
2012
2013
2014
2015
2016
2017
2018
2019E
2020E
International Land
International Offshore
Other North America
U.S. Land
U.S. GOM
U.S. GOM Growth Rate

(1) J.P. Morgan Global Oil Services Monthly report, 1/24/19

30

Oil & Gas Global O&G Sector Capex Capex spending in the global oil and gas sector has been accelerating since 2016, with further growth expected in 2019 and beyond Expected Capex Growth ¡ GLOBAL CAPEX EXPECTATIONS: In 2018, a 20% increase in North America upstream capex lifted the global average to approximately (1) 9%, a significant acceleration of global growth from 3.3% in 2017, according to a 12/10/18 Evercore industry report ¡ Preliminary results suggest that global capex is poised to increase for a third straight year by 8% 2019, driven by improved figures internationally and continued growth in the U.S. ¡ U.S. CAPEX EXPECTATIONS: In the U.S. in particular, 2018 saw an increase in sector spending by over 20%, despite expectations for deceleration following a robust 48% growth in 2017 ¡ Despite the overall increase in capex spending during 2018, year end figures were driven down by a slowdown in activity starting in the middle of 3Q, primarily due to large players hedging to protect against short term commodity price swings ¡ With commodity pricing expected to stabilize in 2019, spending is projected to increase further in coming years – Exxon, Shell, and Chevron in particular have proclaimed they will spend over $20 billion on U.S. Capex in the next five years ¡ 2019 consensus estimates suggest capex growth will remain robust at 11% year-over-year, with the potential for an exponential increase during 2H19 following a slower ramp up period while major players seek additional visibility into the direction of oil prices (1) (2) Global E&P Capital Expenditures U.S. E&P Capital Expenditures $200 14.0 11.8 12.0 $180 10.8 $150 9.3 9.3 10.0 8.8 $145 8.5 7.5 $125 $124 8.0 $112 $100 6.0 $92 4.0 $62 $50 2.0 $- - 2013A 2014A 2015A 2016A 2017A 2018E 2019E U.S. E&P Capex ($ in billions) U.S. Production (MMBbl/d) (1) Evercore ISI Oilfield Services, Equipment & Drilling report, 12/10/18; (2) Evercore ISI December 2018 Report, EIA Data 31Oil & Gas Global O&G Sector Capex Capex spending in the global oil and gas sector has been accelerating since 2016, with further growth expected in 2019 and beyond Expected Capex Growth ¡ GLOBAL CAPEX EXPECTATIONS: In 2018, a 20% increase in North America upstream capex lifted the global average to approximately (1) 9%, a significant acceleration of global growth from 3.3% in 2017, according to a 12/10/18 Evercore industry report ¡ Preliminary results suggest that global capex is poised to increase for a third straight year by 8% 2019, driven by improved figures internationally and continued growth in the U.S. ¡ U.S. CAPEX EXPECTATIONS: In the U.S. in particular, 2018 saw an increase in sector spending by over 20%, despite expectations for deceleration following a robust 48% growth in 2017 ¡ Despite the overall increase in capex spending during 2018, year end figures were driven down by a slowdown in activity starting in the middle of 3Q, primarily due to large players hedging to protect against short term commodity price swings ¡ With commodity pricing expected to stabilize in 2019, spending is projected to increase further in coming years – Exxon, Shell, and Chevron in particular have proclaimed they will spend over $20 billion on U.S. Capex in the next five years ¡ 2019 consensus estimates suggest capex growth will remain robust at 11% year-over-year, with the potential for an exponential increase during 2H19 following a slower ramp up period while major players seek additional visibility into the direction of oil prices (1) (2) Global E&P Capital Expenditures U.S. E&P Capital Expenditures $200 14.0 11.8 12.0 $180 10.8 $150 9.3 9.3 10.0 8.8 $145 8.5 7.5 $125 $124 8.0 $112 $100 6.0 $92 4.0 $62 $50 2.0 $- - 2013A 2014A 2015A 2016A 2017A 2018E 2019E U.S. E&P Capex ($ in billions) U.S. Production (MMBbl/d) (1) Evercore ISI Oilfield Services, Equipment & Drilling report, 12/10/18; (2) Evercore ISI December 2018 Report, EIA Data 31

Oil & Gas FY2019 Budgeting Process Budgeting Process ¡ The O&G forecast was developed on a bottoms-up basis using existing customer contracts and projected flight hours ¡ Approximately $335M of revenues are based on existing contracts that are subject to annual escalators on fixed monthly revenue and variable revenue based on flight hours ¡ Although the Company is currently bidding for multiple contracts, the 2019 budget only reflects existing contracts ¡ Approximately $15M of revenues are projected to be generated by non-contracted flights where a customer will request air transport that is not covered in existing contracts – these revenues are projected at a similar level compared to 2018 ¡ Cost/expense projections were developed by regional managers based on historical run rates at each base, with input from segment leaders ¡ The 2019 budget makes the following assumptions: ¡ Oil prices at approximately $40/bbl in 2019 ¡ An increase oil prices would likely only yield a slight increase in revenue in 2019 (as most major projects are sanctioned), while a decrease in oil prices could result in project delays ¡ Assumes similar industry activity and weather curve as experienced in 2018 ¡ New allocation methodology of Part 145 maintenance costs associated with the maintenance shop in Lafayette, LA to operating business units 32Oil & Gas FY2019 Budgeting Process Budgeting Process ¡ The O&G forecast was developed on a bottoms-up basis using existing customer contracts and projected flight hours ¡ Approximately $335M of revenues are based on existing contracts that are subject to annual escalators on fixed monthly revenue and variable revenue based on flight hours ¡ Although the Company is currently bidding for multiple contracts, the 2019 budget only reflects existing contracts ¡ Approximately $15M of revenues are projected to be generated by non-contracted flights where a customer will request air transport that is not covered in existing contracts – these revenues are projected at a similar level compared to 2018 ¡ Cost/expense projections were developed by regional managers based on historical run rates at each base, with input from segment leaders ¡ The 2019 budget makes the following assumptions: ¡ Oil prices at approximately $40/bbl in 2019 ¡ An increase oil prices would likely only yield a slight increase in revenue in 2019 (as most major projects are sanctioned), while a decrease in oil prices could result in project delays ¡ Assumes similar industry activity and weather curve as experienced in 2018 ¡ New allocation methodology of Part 145 maintenance costs associated with the maintenance shop in Lafayette, LA to operating business units 32

Oil & Gas
P&L Forecast

($ Thousands)	Actual FY2018 $	Actual FY2018 % of Rev	Forecast FY2019B $	Forecast FY2019B % of Rev	Forecast FY2020 $	Forecast FY2020 % of Rev	Forecast FY2021 $	Forecast FY2021 % of Rev
Total Revenues	**380,238**	**100.0%**	**372,053**	**100.0%**	**397,316**	**100.0%**	**414,358**	**100.0%**
Aircraft Variable Costs	(128,457)	-33.8%	(128,399)	-34.5%	(130,094)	-32.7%	(139,630)	-33.7%
Aircraft Fixed Costs	(139,401)	-36.7%	(141,205)	-38.0%	(137,526)	-34.6%	(138,836)	-33.5%
Other Operating Expenses	(104,261)	-27.4%	(105,711)	-28.4%	(112,835)	-28.4%	(114,404)	-27.6%
Direct Expense	**(372,119)**	**-97.9%**	**(375,315)**	**-100.9%**	**(380,455)**	**-95.8%**	**(392,870)**	**-94.8%**
Gross Profit	**8,119**	**2.1%**	**(3,262)**	**-0.9%**	**16,861**	**4.2%**	**21,488**	**5.2%**
Gross Margin	***2.1%***		***-0.9%***		***4.2%***		***5.2%***	
SG&A	(18,485)	-4.9%	(16,618)	-4.5%	(17,913)	-4.5%	(18,267)	-4.4%
Operating Profit / (Loss)	**(10,366)**	**-2.7%**	**(19,880)**	**-5.3%**	**(1,052)**	**-0.3%**	**3,221**	**0.8%**
Non Operating Expenses								
Equity Net Loss Uncons Subs Total	188	0.0%	-	0.0%	-	0.0%	-	0.0%
Gain/Loss on Equipment Disposal	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Income Taxes	3,400	0.9%	(1,829)	-0.5%	-	0.0%	-	0.0%
Interest (Expense) / Income, net	(4)	0.0%	-	0.0%	-	0.0%	-	0.0%
Other (Expense) / Income	(352)	-0.1%	10	0.0%	10	0.0%	-	0.0%
Total Non Operating Expenses	**3,231**	**0.8%**	**(1,819)**	**-0.5%**	**10**	**0.0%**	**-**	**0.0%**
Net Income / (Loss), Reported	**(7,135)**	**-1.9%**	**(21,700)**	**-5.8%**	**(1,042)**	**-0.3%**	**3,221**	**0.8%**
Addback Interest Expense	4	0.0%	-	0.0%	-	0.0%	-	0.0%
Addback Income Taxes	(3,400)	-0.9%	1,829	0.5%	-	0.0%	-	0.0%
Addback Depreciation & Amortization	40,039	10.5%	39,674	10.7%	39,057	9.8%	39,060	9.4%
Addback Disposal of Property & Equip	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Addback Restricted Stock Units	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Addback FX Gain/Loss	402	0.1%	-	0.0%	-	0.0%	-	0.0%
EBITDA	**29,910**	**7.9%**	**19,803**	**5.3%**	**38,015**	**9.6%**	**42,281**	**10.2%**
EBITDA Margin	***7.9%***		***5.3%***		***9.6%***		***10.2%***	

33

Oil & Gas Revenue Bridge – 2018 to 2019B $390,000 $3,057 $390,000 $370,000 $766 $3,572 $5,378 $370,000 $350,000 $350,000 $330,000 $330,000 $380,238 $374,032 $310,000 $380,238 $372,053 $310,000 $290,000 $290,000 $270,000 $270,000 $250,000 $250,000 Actual FY2018 Revenues Flight Revenue - Fixed Flight Revenue - Variable Miscellaneous Income Projected FY2019B Actual FY2018 Revenues Flight Revenue - Fixed Flight Revenue - Variable Miscellaneous Income Projected FY2019 Revenues Revenues 34Oil & Gas Revenue Bridge – 2018 to 2019B $390,000 $3,057 $390,000 $370,000 $766 $3,572 $5,378 $370,000 $350,000 $350,000 $330,000 $330,000 $380,238 $374,032 $310,000 $380,238 $372,053 $310,000 $290,000 $290,000 $270,000 $270,000 $250,000 $250,000 Actual FY2018 Revenues Flight Revenue - Fixed Flight Revenue - Variable Miscellaneous Income Projected FY2019B Actual FY2018 Revenues Flight Revenue - Fixed Flight Revenue - Variable Miscellaneous Income Projected FY2019 Revenues Revenues 34

Oil & Gas EBITDA Bridge – 2018 to 2019B $35,000 $390,000 $3,057 $30,000 $370,000 $25,000 $350,000 $11,444 $534 $20,000 $330,000 $1,872 $380,238 $15,000 $374,032 $29,910 $310,000 $10,000 $290,000 $19,803 $5,000 $270,000 $250,$0 000 A Ac cttu ua all F FY Y2 20 01 18 8 R Ee B vIe Tn D uA es GF rlo ig sh st M Ra ervg ein nu (e e x - c F l.i xD ed &A) FlightS R G e& ve An ( ue ex c - lV . a Dr& iaA bl)e MiscellaneoO ust h In ec rome PP ro ro je je ctce te d d F F YY 20 21 09 1B 9 EBITDA Revenues 35Oil & Gas EBITDA Bridge – 2018 to 2019B $35,000 $390,000 $3,057 $30,000 $370,000 $25,000 $350,000 $11,444 $534 $20,000 $330,000 $1,872 $380,238 $15,000 $374,032 $29,910 $310,000 $10,000 $290,000 $19,803 $5,000 $270,000 $250,$0 000 A Ac cttu ua all F FY Y2 20 01 18 8 R Ee B vIe Tn D uA es GF rlo ig sh st M Ra ervg ein nu (e e x - c F l.i xD ed &A) FlightS R G e& ve An ( ue ex c - lV . a Dr& iaA bl)e MiscellaneoO ust h In ec rome PP ro ro je je ctce te d d F F YY 20 21 09 1B 9 EBITDA Revenues 35

Oil & Gas
Consolidating Revenue Forecast

- The table below shows the revenue contribution by each business unit under the Oil & Gas Segment in 2018, along with projections for 2019
- Going forward, the Company intends to classify its various Oil and Gas operating regions as PHI Americas vs. PHI International, broken out as follows:
  - PHI Americas: Domestic, Canada, Mexico, and Trinidad
  - PHI International: Asia Pacific (including HNZ), Saudi Arabia, Cyprus, Ghana and Israel
- In 2018, PHI Americas revenues represented approximately 68% of total O&G revenues (vs. 31% for PHI International), with the proportion of revenues attributable to each operating segment expected to remain consistent in 2019

($ Thousands)	**FY2018 Actual**			**FY2019 Budget**			**FY2020 Forecast**			**FY2021 Forecast**		
	PHI Americas	**PHI International**	**Total**	**PHI Americas**	**PHI International**	**Total**	**PHI Americas**	**PHI International**	**Total**	**PHI Americas**	**PHI International**	**Total**
Total Flight Hours	68,422	13,506	81,928	61,731	13,164	74,895	64,002	13,346	77,348	67,836	13,456	81,292
Total Revenue	**$ 261,108**	**$ 119,130**	**$ 380,238**	**$ 255,264**	**$ 116,789**	**$ 372,053**	**$ 272,521**	**$ 124,795**	**$ 397,316**	**$ 287,816**	**$ 126,542**	**$ 414,358**
% of Total	*68.7%*	*31.3%*		*68.6%*	*31.4%*		*68.6%*	*31.4%*		*69.5%*	*30.5%*	

36

Air Medical Business OverviewAir Medical Business Overview

Air Medical
Business Overview

Air Medical provides best-in-class air medical transportation services for leading medical institutions and emergency service agencies throughout the United States

Segment Overview

- Leading provider of emergency medical helicopter services with predominant base concentrations in the Southwest, Midwest, and Southeast regions of the U.S.
- For FY 2018, Air Medical completed
  - ~38K total flight hours across all revenue provider models
  - ~20K patient transports under its CPM and IPM provider models in 2018
- Best-in-class safety culture driven by (i) a top-down belief that services can be provided accident-free and (ii) proven and uniform safety procedures
- Operates under the Independent Provider (~61% of FY18 revenue), Cooperative (~22%) and Traditional Provider (~18%) models
  - Brand-extending services (PHI Cares and Patient Navigation) revenues are reported under the Independent Provider Model
- As of December 31, 2018 there were ~ 1,200 employees across 84 dedicated operational bases (excludes 1 ARAMCO base) and 10 support facilities

Areas of Operation[1]



Independent Helicopter Base
Traditional Helicopter Base
Independent Helicopter and Fixed Wing Base
Traditional Fixed Wing Base
Ground Ambulance Base
Cooperative Base

Unparalleled Safety Commitment	Reputation predicated on pioneering and maintaining top-notch safety standards
Leader in Innovation	Implementation of cutting-edge operational procedures often becoming industry precedents
Optimal Base Locations	Utilization of proprietary analytics to determine base locations with highest yielding payor mixes

Source: PHI management
(1) Excludes support facilities

38

Air Medical
Business Overview (cont'd)

1. **Exceptional Safety Culture Driven by Engaged Workforce**
2. **Forefront of Global Standards and Procedures**
3. **Third Largest Full-Scope Air Ambulance Operator**
4. **Strong, Long-Term Industry Fundamentals**
5. **Well-Positioned for Growth Opportunities**
6. **Strong Financial Profile**
7. **Established International Execution Capabilities**
8. **Seasoned Best-in-Class Management Team**

PHI AIR MEDICAL

1. Upholds a safety culture driven by its technological innovations, management systems and focus on human-factors to ensure its commitment to Destination Zero
2. Air Medical has implemented numerous innovative processes and procedures, which have since been adopted as industry-wide precedents
3. Air Medical is the third largest full-scope air ambulance services provider, commanding a fleet of 108 aircraft as of 12/31/18 with an average aircraft age of 14 years devoted entirely to air medical operations
4. An aging population, increasing rates of insurance coverage and hospital consolidations and closures are driving air medical transportation demand
5. Superiorly equipped fleet and well-qualified personnel offer adaptability to fulfil new contract wins likely to emerge, evidenced by Air Medical's exceptional Net Promoter Score of 42
6. Historically, Air Medical has generated consistent streams of revenue and attractive cash flows. The segment also owns 100% of its fleet(1)
7. Evidenced by unrivaled success in the Kingdom of Saudi Arabia, Air Medical has the proven ability to capitalize on potential international expansion opportunities
8. Senior management team collectively possesses several decades of industry experience and expertise

(1) Excludes seven customer-owned aircraft

39

Air Medical
Strategic Investment in Diversified Service Delivery Models

Air Medical generates revenue using five delivery models

Helicopter Services

Independent-Provider ("IPM")
- On-demand emergency transportation services, typically based on geographic proximity; PHI Air Medical provides full scope of services
- PHI bears medical licenses, supplies its own medical staff and bills / collects directly from patients

Cooperative ("CPM")
- Service offering components available on an a-la-carte basis, in lieu of full service, catering to specific client needs (e.g. clinician, dispatcher, etc.)

Traditional Provider ("TPM")
- Contract directly with hospitals and medical institutions to provide full suite of transportation services for a fixed fee for aircraft availability and variable fee for flight time
- PHI's customers bear medical licenses, supply their own medical staff and absorb the risk associated with patient billing

Other Value-Added Services

Patient Navigation
- Platform providing patient concierge service utilizing proprietary data for intelligent routing, typically for inter-facility transportation; stand-alone revenue stream, but also synergistic for flight volume

PHI Cares
- Fixed recurring membership model for full scope of services; ensures that insurance payment or other third party payment act as "payment in full" for any medically necessary transport

40

Air Medical

Exceptional Safety Culture Driven by Engaged Workforce

Life-Saving Behaviors and Thinking

- Perform Uninterrupted 360° Walk-Around
- Verify Critical Maintenance Tasks
- Complete Aircraft Preflight Check
- Maintain VFR Weather Minimums
- Ensure Helideck / LZ Safety

PHI

Believe

- Air Medical employees utilize a 10-step process of concise actions known to the industry as ***Life-Saving Behaviors*** to promote a clearly defined company-wide safety culture and minimize exposure to accidents
- In 2016, Air Medical launched globally its ***Life-Saving Thinking*** program, a set of comprehensive and interactive training sessions designed to educate its employees on the importance and achievability of an accident-free operation

DESTINATIONZERO

stand up · speak out · take action

- Practice Safety Protocols with Sharps
- Refrain from Using Personal Electronic Devices During Critical Activities
- Communicate Critical Information
- Report to Work Fit-for-Duty
- Avoid Potential Mid-Air collision Situations

41

Air Medical

Forefront of Global Standards and Procedures

- ✓ Pioneered Enhanced Operational Control Matrix (Adopted by the FAA as a Best Practice)
- ✓ First to Equip all Aircraft with Night Vision Goggles
- ✓ Destination Zero, Life-Saving Behaviors, Life-Saving Thinking and Behavioral Competency Hiring
- ✓ Safety Benchmark Incentive-Based Compensation
- ✓ 100% of the Fleet Has a Minimum of Two-Axis Autopilot
- ✓ Early Investor in Safety Leadership Training

42

Air Medical
Strong Financial Profile

Strong and Stable Financial Growth

- Highly analytical, demographic-based approach to base locations to optimize payor mix and growth performance
  - Continuously managed over time
  - Revenue and EBITDA have grown organically from $175 million and $13 million in FY 2008 to $260 million and $29 million in FY 2018, respectively
  - As of 12/31/18, operated 84 bases (excluding 1 ARAMCO base)
    - 19 Cooperative Provider Model bases
    - 44 Independent Provider Model bases (including one ground transportation base)
    - 21 Traditional Provider Model bases
  - Recognizing new opportunities, through YTD December 2018, Air Medical has opened seven new bases, which are expected to contribute ~$25.4mm of annualized revenue
- Segment operates on standalone basis from parent, with medical billing contained entirely within the Air Medical LLC entity
  - Limited services are provided at the corporate level: A/P, A/R, materials management, aircraft record storage, and enterprise-level systems (subject to master services agreement)

Financials Summary *($ in millions)*



$350
$300
$250
$200
$150
$100
$50
$0
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
-
175
160
161
172
211
278
300
313
282
257
257
13
14
18
23
38
47
61
70
59
52
29
7.5%
8.7%
11.3%
13.7%
19.1%
22.7%
27.5%
28.9%
23.8%
20.4%
11.2%
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
Revenue
EBITDA
EBITDA Margin

FY18 Revenue Mix[(1)]



Traditional Provider 18%
Cooperative Provider 22%
Independent Provider 61%

Source: Company filings

(1) Excludes ARAMCO. Independent Provider includes revenue from Patient Navigation and PHI Cares

43

Air Medical Robust Key Performance Metrics Air Medical’s Independent Provider Model business is stable and exhibits favorable performance metrics (1) (2) Independent Transports (in thousands) Payor Mix by Revenue 20 18.5 18.4 18.2 17.9 Insurance Medicare Medicaid Self-Pay 17.1 18 0% 1% 1% 1% 1% 4.3 100% 4.3 16 4.2 5.5 8% 8% 8% 9% 9% 3.9 14 18% 17% 18% 18% 20% 75% 12 10 8 50% 14.1 13.7 13.9 13.1 13.1 6 74% 74% 72% 72% 71% 4 25% 2 0 - FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2014 FY 2015 FY 2016 FY 2017 LTM Q3'18 FY 2018 IPM Transports CPM Transports (1) (3) IPM Net Air Revenue Per Transport ($ in thousands) Call Type History 100% 12.0 11.4 11.3 11.2 11.1 10.6 90% 27% 27% 28% 28% 30% 10.0 80% 70% 8.0 60% 50% 6.0 40% 73% 73% 72% 72% 70% 4.0 30% 20% 2.0 10% 0% - FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 Interfacility Scene (1) Excludes ground transports (2) Includes revenues from Independent and Cooperative Provider Models 44 (3) Includes PHI Cares Membership revenueAir Medical Robust Key Performance Metrics Air Medical’s Independent Provider Model business is stable and exhibits favorable performance metrics (1) (2) Independent Transports (in thousands) Payor Mix by Revenue 20 18.5 18.4 18.2 17.9 Insurance Medicare Medicaid Self-Pay 17.1 18 0% 1% 1% 1% 1% 4.3 100% 4.3 16 4.2 5.5 8% 8% 8% 9% 9% 3.9 14 18% 17% 18% 18% 20% 75% 12 10 8 50% 14.1 13.7 13.9 13.1 13.1 6 74% 74% 72% 72% 71% 4 25% 2 0 - FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2014 FY 2015 FY 2016 FY 2017 LTM Q3'18 FY 2018 IPM Transports CPM Transports (1) (3) IPM Net Air Revenue Per Transport ($ in thousands) Call Type History 100% 12.0 11.4 11.3 11.2 11.1 10.6 90% 27% 27% 28% 28% 30% 10.0 80% 70% 8.0 60% 50% 6.0 40% 73% 73% 72% 72% 70% 4.0 30% 20% 2.0 10% 0% - FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 Interfacility Scene (1) Excludes ground transports (2) Includes revenues from Independent and Cooperative Provider Models 44 (3) Includes PHI Cares Membership revenue

Air Medical

Highly Differentiated, Underpinned by Safety and Operational Excellence

Exceptional Flight & Medical Crew

- Highly experienced flight crew, trained by industry leading practitioners who follow a state-of-the-art curriculum covering mechanical emergencies, human error and communications
- Increased Inadvertent Instrument Meteorological Conditions ("IIMC") training through Line Oriented Flight Training ("LOFT")
- Best-in-class medical crew provides industry leading, customer focused services customized for each of its customers around the country
- Highest level of clinical transport care in the nation – supported by an in-depth and time-tested CQI process, which has been identified as one of the nation's best practices

Best-in-Class Fleet & Base Footprint

- 100% owned fleet[1] with no near-term purchase obligations
- Mix of light and medium aircraft with single and twin engines provides flexibility and cost efficiencies for customers
- In 2004, PHI became the first company of its size to equip 100% of its aircraft with Night Vision Goggles
- State-of-the-art communication center helps pilots make better informed decisions by assessing weather conditions, terrain status, airspace issues and other factors
- A strategically located base network allows the Company to benefit from both locally-focused base operations and significant scale

PHI AIR MEDICAL

Value-Added Service Offerings

- Air Medical's Patient Navigation Platform improves the patient experience by facilitating transfers, coordinating discharges, providing back-up support and serving as a traffic controller to maximize efficiencies and effectiveness in customers' hospitals
- In-house air medical membership program reduces out-of-pocket expenses for customers, thereby promoting customer allegiance and providing a recurring revenue stream

Industry Pioneer With a Proven Record

- Extensive experience performing air medical transportation services
- Best-in-class safety procedures and protocols with the lowest incident rates
- Air Medical has a 100% pass rate on its Center for Medicare and Medicaid Services ("CMS") audits and has never been required to pay a fine or penalty
- Developed and introduced the Enhanced Operational Control Matrix, which has been adopted by the FAA as a best practice

Source: Company filings and Company website
(1) Not including seven customer owned aircraft

45

Air Medical
Fleet Composition

Fleet Snapshot

- As of 12/31/18, Air Medical operated a fleet of 113 aircraft with an average age of 14 years, including 106 Company-owned aircraft with a market value of $259 million(1)(2)
  - Operated seven customer-owned aircraft: three EC145's, three Bell 407's and one S-76
  - Mix of light and medium aircraft provides flexibility and cost efficiencies for customers
- Management strategically flexes the ratio of front-line to backup aircraft over time in order to smooth capex necessary to open new bases; helicopters are moved from backup to front-line, as needed
- Enjoys highly valued relationships across the nation with MRO providers; services are performed on-site where the aircraft are located or at PHI's Part 145 repair station in Lafayette, LA

Fleet by Aircraft Type



Fixed Wing
4%
Medium
8%
Light
88%

Fleet by Ownership

Based on fleet count



Customer-Owned
6%
Company-Owned
94%

Operated Aircraft Overview (2)

			Ownership Status				
Manufacturer	Make	Avg. Age	Owned	Leased	Cust. Oper.	Total	Appraised Value of Owned (1)
Light							
Airbus	EC135	13	34	-	-	34	$91
	AS350	12	22	-	-	22	49
	BK117	30	2	-	-	2	3
	EC145	10	-	-	3	3	-
Bell	Bell 206	-	-	-	-	-	-
	Bell 407	14	35	-	3	38	75
Total Light Aircraft		13	93	-	6	99	$218
Medium							
AgustaWestland	AW109	-	-	-	-	-	-
	AW139	-	-	-	-	-	-
Bell	Bell 212	-	-	-	-	-	-
	Bell 412	21	1	-	-	1	4
	B412EP	-	-	-	-	-	-
Sikorsky	S-76	13	7	-	1	8	32
Total Medium Aircraft		14	8	-	1	9	$36
Heavy							
Sikorsky	S-92	-	-	-	-	-	-
Total Heavy Aircraft		-	-	-	-	-	-
Fixed							
Bombardier	Learjet 31	18	1	-	-	1	1
Hawker Beechcraft	King Air 200	27	4	-	-	4	4
Total Fixed Wing Aircraft		25	5	-	-	5	$5
Total Aircraft		14	106	-	7	113	$259



Eurocopter EC135



Bell 407



AS350

Source: Data provided by Company
(1) Market value of aircraft based on Ascend desktop valuation report as of September 10, 2018. Market values are representative of the fleet's maintenance status; values shown represent "Adjusted Half-Life" values
(2) Aircraft segment counts reflect aircraft segment transfers made after December 31, 2018

46

Air Medical Industry Dynamics As indicated by the data below, the U.S. air medical industry is positioned for long-term growth due to favorable secular tailwinds, including an aging U.S. population and a growing universe of insurance-covered patients that need to travel longer distances to receive medical care (2) Industry Overview & Outlook U.S. Air Medical Market $bn ¡ INDUSTRY OVERVIEW: The industry comprises air medical transports, $5.0 including helicopters and fixed winged aircrafts specifically outfitted to transport ill or injured people 4.5 $4.5 4.4 ¡ Participants must adhere to high levels of regulatory and safety standards 4.2 4.1 ¡ Customers often select providers based on: price, safety record, accident 3.9 (1) 3.9 $4.0 3.8 prevention and training, clinical quality and the aircraft’s medical capability 3.7 ¡ INDUSTRY OUTLOOK: The industry is expected by industry experts to 3.5 3.4 $3.5 experience growth going forward, principally driven by the following factors: 3.3 ¡ Aging baby boomers and increasing average life expectancy, which are expected to result in more citizens requiring air medical transport services $3.0 ¡ Community hospital consolidation in metropolitan areas, coupled with closures in rural areas, which increase the distance for patient travel and necessitate $2.5 the need for more frequent trips by air medical transport ¡ A rising number of insured Americans due to increased coverage and new $2.0 legislation, in conjunction with efforts to increase funding for Medicare and 2012 2013 2014 2015 2016 2017 2018E 2019E 2020E 2021E 2022E Medicaid, which account for >40% of industry spending (4) Index of Hospital Counts – Rural vs. Urban (3) U.S. Population Over the Age of 65 and 85 (mm) 120 100 Urban Hospitals Rural Hospitals 65 and Over 85 and Over 110 80 110 60 Difference: 26% 100 40 90 20 84 0 80 1900 1920 1940 1960 1980 2000 2020E 2040E 2000 2002 2004 2006 2008 2010 2012 2014 2016 (1) As a member of AMOA, Air Medical shares all of its safety programs with the industry and therefore does not compete on safety (2) IBIS World Industry Report – Air Ambulance Services in the U.S. (November 2017); (3) U.S. Census Data & Wall Street Data; (4) American Hospital 47 Association – TrendWatch Chartbook 2018Air Medical Industry Dynamics As indicated by the data below, the U.S. air medical industry is positioned for long-term growth due to favorable secular tailwinds, including an aging U.S. population and a growing universe of insurance-covered patients that need to travel longer distances to receive medical care (2) Industry Overview & Outlook U.S. Air Medical Market $bn ¡ INDUSTRY OVERVIEW: The industry comprises air medical transports, $5.0 including helicopters and fixed winged aircrafts specifically outfitted to transport ill or injured people 4.5 $4.5 4.4 ¡ Participants must adhere to high levels of regulatory and safety standards 4.2 4.1 ¡ Customers often select providers based on: price, safety record, accident 3.9 (1) 3.9 $4.0 3.8 prevention and training, clinical quality and the aircraft’s medical capability 3.7 ¡ INDUSTRY OUTLOOK: The industry is expected by industry experts to 3.5 3.4 $3.5 experience growth going forward, principally driven by the following factors: 3.3 ¡ Aging baby boomers and increasing average life expectancy, which are expected to result in more citizens requiring air medical transport services $3.0 ¡ Community hospital consolidation in metropolitan areas, coupled with closures in rural areas, which increase the distance for patient travel and necessitate $2.5 the need for more frequent trips by air medical transport ¡ A rising number of insured Americans due to increased coverage and new $2.0 legislation, in conjunction with efforts to increase funding for Medicare and 2012 2013 2014 2015 2016 2017 2018E 2019E 2020E 2021E 2022E Medicaid, which account for >40% of industry spending (4) Index of Hospital Counts – Rural vs. Urban (3) U.S. Population Over the Age of 65 and 85 (mm) 120 100 Urban Hospitals Rural Hospitals 65 and Over 85 and Over 110 80 110 60 Difference: 26% 100 40 90 20 84 0 80 1900 1920 1940 1960 1980 2000 2020E 2040E 2000 2002 2004 2006 2008 2010 2012 2014 2016 (1) As a member of AMOA, Air Medical shares all of its safety programs with the industry and therefore does not compete on safety (2) IBIS World Industry Report – Air Ambulance Services in the U.S. (November 2017); (3) U.S. Census Data & Wall Street Data; (4) American Hospital 47 Association – TrendWatch Chartbook 2018

Air Medical
Key Trends Driving Need for Air Ambulance Services

Trends in hospital and emergency care accessibility and demographics drive an increasing need for air ambulance services

Drivers of Demand for Air Ambulance Services

- The air medical industry is estimated to have completed approximately 400,000 rotor wing and 150,000 fixed wing air ambulance transports in 2018
- As the total amount of emergency rooms decreases and more trauma centers are located in urban centers vs. rural areas, air ambulance providers are expected by industry experts to increasingly be the link between rural populations and medical services, as well as the provider of choice for inter-facility transfers for those seeking specialized services
- As advancements in medicine continue to prolong life expectancy, the proportion of elder Americans continues to increase, expanding the demand for healthcare services
  - By 2030, approximately 21% of the U.S. population is expected to be over the age of 65, with 3%+ of that total representing persons over the age of 85
- These trends are expected by many to continue to drive growth in the demand for air ambulance services, with PHI Air Medical poised to capitalize on this increasing demand due to its substantial share of the market

Emergency Rooms vs. Visits

- *# of Emergency Rooms in the U.S. is decreasing, raising demand for air "transfer" of trauma patients*



Emergency Rooms
E.R. Visits (millions)
5,400
5,200
5,000
4,800
4,600
4,400
4,200
135
125
115
105
95
85
75
'91'92'93'94'95'96'97'98'99'00'01'02'03'04'05'06'07'08'09'10'11'12'13'14
E.R. Visits (millions)
Emergency Rooms

Trauma Centers



Areas within 60 minutes ground transport of Level I/II trauma center
Areas within 60 minutes air or ground transport of Level I/II trauma center

American Hospital Association, Wall Street Research, ADAMS Atlas of Air Medical Services, U.S. Census Bureau

48

Air Medical
Air Ambulance Market Overview & Payor Mix

The air ambulance industry is highly concentrated, with the revenues of all major players highly dependent upon a mix of payors with varying reimbursement rates

Market Overview & Payor Mix

- ***MARKET OVERVIEW***: The air ambulance industry has consolidated among the major providers, as smaller competitors have been acquired in recent years – currently, the top 4 players account for 64% of the total market, with the remainder represented by smaller regional providers
- ***PAYOR MIX***: Commercial insurance companies have become sensitive to the increasing cost of air ambulance services, making collecting receivables more difficult. Meanwhile, government payors pay substantially below the actual cost of service

Air Ambulance Payor Mix as % of Transports – PHI (2018)



Self-Pay
8%
Insurance
29%
Medicaid
26%
Medicare
37%

Air Ambulance Market Share (2016)[1]



Private Regional
(1-4 Bases)
5.0%
Private Regional
(5+ Bases)
5.0%
Air Medical
Resource Group
5.0%
Non-Profit
6.0%
Local Gov't
Operated
6.0%
Hospital
Operated
9.0%
PHI, Inc.
6.0%
Metro Aviation
8.0%
Air Medical Group
21.0%
Air Methods
29.0%

Air Ambulance Payor Mix – Industry (2016)[1]



Self-Pay
(Uninsured)
9%
Medicaid
22%
Private
Insurance
33%
Medicare
36%

(1) Based on the percentage of the national air medical bases operated by Air Methods, data from AAMS 2016 Atlas and Database of Air Medical Services (ADAMS)

49

Air Medical

Tangible Growth Opportunities

Air Medical is well-positioned to leverage its existing platform to pursue opportunities that will drive top line growth

1 New Independent Bases

- ✓ Air Medical continues to invest in growth (opened seven bases in FY2018)
- ✓ Prior to and following opening, Air Medical works with local hospitals and healthcare providers to raise awareness of Air Medical's service offerings

2 Same Base Growth

- ✓ Regular outreach to ensure local healthcare providers, including hospitals, paramedics, and physicians, are aware of Air Medical's service offerings
- ✓ Educate on air medical services as well as value-add services for patients

3 Increase Addressable Market

- ✓ Potential to convert hospital systems that currently self-manage air medical transportation programs

4 Increased Value-Added Services

- ✓ Marketing initiatives to drive exponential membership growth through multiple channels
- ✓ Further penetrate patient navigation target market

5 International Expansion

- ✓ Pipeline of international growth opportunities, including potential projects in Kuwait, Mexico, the potential re-engagement in the Kingdom of Saudi Arabia and partnerships with international healthcare organizations

6 M&A Opportunities

- ✓ Air Medical has the potential to grow inorganically by pursuing tuck-in acquisitions of regional players, expanding its base footprint and customer reach

50

Air Medical FY2019 Budgeting Process Air Medical ¡ The 2019 Air Medical budget was built on a bottom’s up basis, with revenues and operating costs projected by each base. Revenues are forecasted based on expected transport volumes and flight hours ¡ Approximately $46.6M of revenues are associated with TPM contracts while $232M are related to on-demand IPM and CPM transport services rd ¡ Air Medical management begins the forecasting process at the end of the 3 quarter each year, using trailing historical 12 month data as a basis ¡ Transports were projected based on historical patterns and insights from local operators ¡ The 2019 forecast assumes normalized weather patterns and normalized staffing levels ¡ In 2018, Air Medical experienced adverse weather conditions as compared to historical weather patterns and suffered from EMS crew turnover related to labor and pay practice changes made in October 2017 ¡ The forecasting process has not changed from prior years The 2019 budget takes the following into account: ¡ Full-year impact of 7 bases opened in July 2018 and 2 new bases opened in February 2019 ¡ No new TPM contracts budgeted in 2019. Current TPM contracts subject to annual escalators of 2-3% or based on the CPI-U index ¡ New allocation methodology of Part 145 maintenance costs associated with the maintenance shop in Lafayette, LA to operating business units. Most of the costs were previously borne by domestic O&G 51Air Medical FY2019 Budgeting Process Air Medical ¡ The 2019 Air Medical budget was built on a bottom’s up basis, with revenues and operating costs projected by each base. Revenues are forecasted based on expected transport volumes and flight hours ¡ Approximately $46.6M of revenues are associated with TPM contracts while $232M are related to on-demand IPM and CPM transport services rd ¡ Air Medical management begins the forecasting process at the end of the 3 quarter each year, using trailing historical 12 month data as a basis ¡ Transports were projected based on historical patterns and insights from local operators ¡ The 2019 forecast assumes normalized weather patterns and normalized staffing levels ¡ In 2018, Air Medical experienced adverse weather conditions as compared to historical weather patterns and suffered from EMS crew turnover related to labor and pay practice changes made in October 2017 ¡ The forecasting process has not changed from prior years The 2019 budget takes the following into account: ¡ Full-year impact of 7 bases opened in July 2018 and 2 new bases opened in February 2019 ¡ No new TPM contracts budgeted in 2019. Current TPM contracts subject to annual escalators of 2-3% or based on the CPI-U index ¡ New allocation methodology of Part 145 maintenance costs associated with the maintenance shop in Lafayette, LA to operating business units. Most of the costs were previously borne by domestic O&G 51

Air Medical P&L Forecast Actual FY2018 Forecast FY2019B Forecast FY2020 Forecast FY2021 $ % of Rev $ % of Rev $ % of Rev $ % of Rev ($ Thousands) Total Revenues 2 60,574 100.0% 294,473 100.0% 3 00,272 100.0% 3 17,129 100.0% Aircraft Variable Costs (32,838) -12.6% (42,327) -14.4% (42,042) -14.0% (43,497) -13.7% Aircraft Fixed Costs (87,776) -33.7% (90,654) -30.8% (94,770) -31.6% (99,426) -31.4% Other Operating Expenses (113,667) -43.6% (121,277) -41.2% (119,922) -39.9% (125,941) -39.7% Direct Expense (234,282) -89.9% (254,258) -86.3% (256,733) -85.5% (268,864) -84.8% Gross Profit 26,292 10.1% 40,214 13.7% 43,539 14.5% 48,265 15.2% Gross Margin 10.1% 13.7% 14.5% 15.2% SG&A (13,833) -5.3% (15,608) -5.3% (15,691) -5.2% (15,865) -5.0% Operating Profit / (Loss) 12,459 4.8% 24,606 8.4% 27,848 9.3% 32,400 10.2% Non Operating Expenses Equity Net Loss Uncons Subs Total - 0.0% - 0.0% - 0.0% - 0.0% Gain/Loss on Equipment Disposal - 0.0% - 0.0% - 0.0% - 0.0% Income Taxes (1,785) -0.7% - 0.0% - 0.0% - 0.0% Interest (Expense) / Income, net (13) 0.0% - 0.0% - 0.0% - 0.0% Other (Expense) / Income (0) 0.0% - 0.0% - 0.0% - 0.0% Total Non Operating Expenses (1,798) -0.7% - 0.0% - 0.0% - 0.0% Net Income / (Loss), Reported 10,661 4.1% 24,606 8.4% 27,848 9.3% 32,400 10.2% Addback Interest Expense 13 0.0% - 0.0% - 0.0% - 0.0% Addback Income Taxes 1,785 0.7% - 0.0% - 0.0% - 0.0% Addback Depreciation & Amortization 15,325 5.9% 15,639 5.3% 16,223 5.4% 16,121 5.1% Addback Disposal of Property & Equip - 0.0% - 0.0% - 0.0% - 0.0% Addback Restricted Stock Units 921 0.4% 940 0.3% 940 0.3% 940 0.3% Addback FX Gain/Loss - 0.0% - 0.0% - 0.0% - 0.0% EBITDA 28,705 11.0% 41,184 14.0% 45,011 15.0% 49,460 15.6% EBITDA Margin 11.0% 14.0% 15.0% 15.6% 52 52Air Medical P&L Forecast Actual FY2018 Forecast FY2019B Forecast FY2020 Forecast FY2021 $ % of Rev $ % of Rev $ % of Rev $ % of Rev ($ Thousands) Total Revenues 2 60,574 100.0% 294,473 100.0% 3 00,272 100.0% 3 17,129 100.0% Aircraft Variable Costs (32,838) -12.6% (42,327) -14.4% (42,042) -14.0% (43,497) -13.7% Aircraft Fixed Costs (87,776) -33.7% (90,654) -30.8% (94,770) -31.6% (99,426) -31.4% Other Operating Expenses (113,667) -43.6% (121,277) -41.2% (119,922) -39.9% (125,941) -39.7% Direct Expense (234,282) -89.9% (254,258) -86.3% (256,733) -85.5% (268,864) -84.8% Gross Profit 26,292 10.1% 40,214 13.7% 43,539 14.5% 48,265 15.2% Gross Margin 10.1% 13.7% 14.5% 15.2% SG&A (13,833) -5.3% (15,608) -5.3% (15,691) -5.2% (15,865) -5.0% Operating Profit / (Loss) 12,459 4.8% 24,606 8.4% 27,848 9.3% 32,400 10.2% Non Operating Expenses Equity Net Loss Uncons Subs Total - 0.0% - 0.0% - 0.0% - 0.0% Gain/Loss on Equipment Disposal - 0.0% - 0.0% - 0.0% - 0.0% Income Taxes (1,785) -0.7% - 0.0% - 0.0% - 0.0% Interest (Expense) / Income, net (13) 0.0% - 0.0% - 0.0% - 0.0% Other (Expense) / Income (0) 0.0% - 0.0% - 0.0% - 0.0% Total Non Operating Expenses (1,798) -0.7% - 0.0% - 0.0% - 0.0% Net Income / (Loss), Reported 10,661 4.1% 24,606 8.4% 27,848 9.3% 32,400 10.2% Addback Interest Expense 13 0.0% - 0.0% - 0.0% - 0.0% Addback Income Taxes 1,785 0.7% - 0.0% - 0.0% - 0.0% Addback Depreciation & Amortization 15,325 5.9% 15,639 5.3% 16,223 5.4% 16,121 5.1% Addback Disposal of Property & Equip - 0.0% - 0.0% - 0.0% - 0.0% Addback Restricted Stock Units 921 0.4% 940 0.3% 940 0.3% 940 0.3% Addback FX Gain/Loss - 0.0% - 0.0% - 0.0% - 0.0% EBITDA 28,705 11.0% 41,184 14.0% 45,011 15.0% 49,460 15.6% EBITDA Margin 11.0% 14.0% 15.0% 15.6% 52 52

Air Medical Revenue Bridge – 2018 to 2019B $390,000 $3,057 $370,000 $300,000 $295,000 $350,000 $8,040 $290,000 $285,000 $330,000 $280,000 $380,238 $374,032 $310,000 $275,000 $25,002 $294,473 $270,000 $290,000 $265,000 $857 $260,000 $270,000 $260,574 $255,000 $250,000 $250,000 Actual FY2018 Revenues Flight Revenue - Fixed Flight Revenue - Variable Miscellaneous Income Projected FY2019B Actual FY2018 Revenues Flight Revenue - Fixed Flight Revenue - Variable Miscellaneous Income Projected FY2019 Revenues Revenues 53Air Medical Revenue Bridge – 2018 to 2019B $390,000 $3,057 $370,000 $300,000 $295,000 $350,000 $8,040 $290,000 $285,000 $330,000 $280,000 $380,238 $374,032 $310,000 $275,000 $25,002 $294,473 $270,000 $290,000 $265,000 $857 $260,000 $270,000 $260,574 $255,000 $250,000 $250,000 Actual FY2018 Revenues Flight Revenue - Fixed Flight Revenue - Variable Miscellaneous Income Projected FY2019B Actual FY2018 Revenues Flight Revenue - Fixed Flight Revenue - Variable Miscellaneous Income Projected FY2019 Revenues Revenues 53

Air Medical EBITDA Bridge – 2018 to 2019B $390,000 $50,000 $3,057 $45,000 $370,000 $1,796 $40,000 $350,000 $14,274 $35,000 $30,000 $330,000 $25,000 $380,238 $374,032 $310,000 $41,184 $20,000 $15,000 $290,000 $28,705 $10,000 $270,000 $5,000 $250,000 $0 Actual FA Yc 2t0 u1 a 8 l FY Rev 2e 0n 1u 8e E s BITD FlA ight Revenue G r - o F six se M dargiF nl i(g ehxtc R l.e D ve &n A u)e - Variable SG M & is A c e (e lla xn ce l.o D us & A In)come P Prro oje jecc te te dd F FY Y22 00 11 9B 9 EBITDA Revenues 54Air Medical EBITDA Bridge – 2018 to 2019B $390,000 $50,000 $3,057 $45,000 $370,000 $1,796 $40,000 $350,000 $14,274 $35,000 $30,000 $330,000 $25,000 $380,238 $374,032 $310,000 $41,184 $20,000 $15,000 $290,000 $28,705 $10,000 $270,000 $5,000 $250,000 $0 Actual FA Yc 2t0 u1 a 8 l FY Rev 2e 0n 1u 8e E s BITD FlA ight Revenue G r - o F six se M dargiF nl i(g ehxtc R l.e D ve &n A u)e - Variable SG M & is A c e (e lla xn ce l.o D us & A In)come P Prro oje jecc te te dd F FY Y22 00 11 9B 9 EBITDA Revenues 54

Air Medical
Consolidating Revenue Forecast

- The table below shows the revenue contribution by each business unit under the Air Medical Group Segment
- The percentage of IPM revenues / total revenues is projected to decline from 59% to 56%, increase from 21% to 23% for CPM, decline from 17% to 16% for TPM, and decline from 3% to 5% for Other in 2019
- The increase in total revenues is primarily attributable to (i) growth in IPM / CPM revenues driven by increased flight activity at existing bases (due to adjustment for normalized EMS crew staffing conditions in 2019 and poor weather conditions in 2018) and the impact of new IPM and CPM bases in 2018 and 2019 and (ii) growth in Miscellaneous Income driven by increases in ARAMCO and Patient Navigation revenue

($ in Thousands)	FY 2018 Actual					FY 2019 Budget				
	Independent Provider	Cooperative Provider	Traditional Provider	Other	Total	Independent Provider	Cooperative Provider	Traditional Provider	Other	Total
Revenue Flight Hours	15,210	5,376	8,686	4,325	33,596	18,472	8,137	10,291	480	37,381
Total Flight Hours	16,327	6,076	9,396	6,657	38,455	19,790	8,752	11,007	2,685	42,234
Total Revenue	**$ 153,893**	**$ 54,641**	**$ 45,221**	**$ 6,820**	**$ 260,574**	**$ 164,405**	**$ 68,254**	**$ 46,634**	**$ 15,179**	**$ 294,473**
% of Total	*59%*	*21%*	*17%*	*3%*	*100%*	*56%*	*23%*	*16%*	*5%*	*100%*

($ in Thousands)	FY2020 Forecast					FY2021 Forecast				
	Independent Provider	Cooperative Provider	Traditional Provider	Other	Total	Independent Provider	Cooperative Provider	Traditional Provider	Other	Total
Revenue Flight Hours	18,598	8,475	10,333	540	37,946	18,974	9,227	10,833	540	39,574
Total Flight Hours	19,926	9,109	11,051	2,748	42,834	20,333	9,923	11,584	2,748	44,588
Total Revenue	**$ 167,278**	**$ 72,495**	**$ 47,800**	**$ 12,699**	**$ 300,272**	**$ 172,626**	**$ 80,517**	**$ 51,018**	**$ 12,968**	**$ 317,129**
% of Total	*56%*	*24%*	*16%*	*4%*		*54%*	*25%*	*16%*	*4%*	

Note: Other includes ARAMCO and backup aircraft for flight hours data and includes ARAMCO, SRCA, PHI Cares, and Patient Navigation for revenue data

55

Technical Services Business OverviewTechnical Services Business Overview

Technical Services Business Overview Technical Services has three key identifiable operating areas which supplement the Company’s oil and gas operations MRO Government Service Helipass #HEER617 Maintenance, repair and overhaul services Proprietary software Flight services to as a service governmental customers The segment leverages O&G segment resources and is allocated costs via direct charges for services / employee hours 57Technical Services Business Overview Technical Services has three key identifiable operating areas which supplement the Company’s oil and gas operations MRO Government Service Helipass #HEER617 Maintenance, repair and overhaul services Proprietary software Flight services to as a service governmental customers The segment leverages O&G segment resources and is allocated costs via direct charges for services / employee hours 57

Technical Services
Business Overview (cont'd)

Supporting Segment Overview

- Technical Services provides auxiliary services that complement the Company's major service offerings and contributes overall leverage to the Company's operations
  - Provides helicopter maintenance, repair and overhaul ("MRO") services for flight operations customers that own their aircraft
  - Segment includes Helipass
    - Helipass is an industry leading software-as-a-service ("SaaS") logistics platform that combines data-driven end-to-end logistics management with robust, flexible and reliable hardware components



Historical Revenue and EBITDA *($ in millions)*



$40
$35
$30
$25
$20
$15
$10
$5
$0
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
-
19
5
24.2%
32
3
7.9%
28
8
27.6%
24
7
29.4%
37
7
19.6%
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
Revenue
EBITDA
EBITDA Margin

Source: Company filings

58

Technical Services FY2019 Budgeting Process Budgeting Process ¡ The 2019 Technical Services budget was built on the following: ¡ The area of the segment that provides flight services for government customers was determined on a bottoms-up basis using existing customer contracts and projected flight hours ¡ The PHI Helipass budget was determined on a bottoms-up basis using existing customer contracts and projected product, region and market-share expansion ¡ The forecasting process has not changed from prior years The 2019 budget makes the following assumptions: ¡ Antarctica contract not forecasted to renew for the 2019-2020 season. The 2018-2019 season ended in February 2019. Seasons typically begin in October and end by February ¡ However, the pilot and mechanic contracts extend until September 2019 for the current season as their expenses are annualized ¡ NavAir contract is forecasted for 7 months in FY2019 compared to 10 months in FY2018 with 5 months in FY2019 being at a reduced fixed rate 59Technical Services FY2019 Budgeting Process Budgeting Process ¡ The 2019 Technical Services budget was built on the following: ¡ The area of the segment that provides flight services for government customers was determined on a bottoms-up basis using existing customer contracts and projected flight hours ¡ The PHI Helipass budget was determined on a bottoms-up basis using existing customer contracts and projected product, region and market-share expansion ¡ The forecasting process has not changed from prior years The 2019 budget makes the following assumptions: ¡ Antarctica contract not forecasted to renew for the 2019-2020 season. The 2018-2019 season ended in February 2019. Seasons typically begin in October and end by February ¡ However, the pilot and mechanic contracts extend until September 2019 for the current season as their expenses are annualized ¡ NavAir contract is forecasted for 7 months in FY2019 compared to 10 months in FY2018 with 5 months in FY2019 being at a reduced fixed rate 59

Technical Services P&L Forecast Actual FY2018 Forecast FY2019B Forecast FY2020 Forecast FY2021 ($ Thousands) Actual FY2018 Forecast FY2019 Fav/(Unfav) Variance $ % of Rev $ % of Rev $ % of Rev $ % of Rev $ % of Rev $ % of Rev $ % ∆ ($ Thousands) Total Revenues 260,574 100.0% 2 94,473 100.0% 300,272 100.0% 317,129 100.0% Total Revenues 37,053 100.0% 39,282 100.0% 2,228 6.0% Aircraft Variable Costs (32,838) -12.6% (42,327) -14.4% (42,042) -14.0% (43,497) -13.7% Aircraft Variable Costs (7,010) -18.9% (8,239) -21.0% (1,228) 17.5% Aircraft Fixed Costs (87,776) -33.7% (90,654) -30.8% (94,770) -31.6% (99,426) -31.4% Aircraft Fixed Costs (4,742) -12.8% (2,911) -7.4% 1,831 -38.6% Other Operating Expenses (113,667) -43.6% (121,277) -41.2% (119,922) -39.9% (125,941) -39.7% Other Operating Expenses (17,097) -46.1% (22,150) -56.4% (5,053) 29.6% Direct Expense (234,282) -89.9% (254,258) -86.3% (256,733) -85.5% (268,864) -84.8% Direct Expense (28,849) -77.9% (33,300) -84.8% (4,451) 15.4% Gross Profit 26,292 10.1% 40,214 13.7% 43,539 14.5% 48,265 15.2% Gross Profit 8,204 22.1% 5,982 15.2% (2,223) -27.1% Gross Margin 10.1% 13.7% 14.5% 15.2% Gross Margin 22.1% 15.2% -6.9% SG&A (13,833) -5.3% (15,608) -5.3% (15,691) -5.2% (15,865) -5.0% SG&A (1,418) -3.8% (475) -1.2% 942 -66.5% Operating Profit / (Loss) 12,459 4.8% 24,606 8.4% 27,848 9.3% 32,400 10.2% Operating Profit / (Loss) 6,787 18.3% 5,506 14.0% (1,280) -18.9% Non Operating Expenses Non Operating Expenses Equity Net Loss Uncons Subs Total - 0.0% - 0.0% - 0.0% - 0.0% Equity Net Loss Uncons Subs Total - 0.0% - 0.0% - N/A Gain/Loss on Equipment Disposal - 0.0% - 0.0% - 0.0% - 0.0% Gain/Loss on Equipment Disposal - 0.0% - 0.0% - N/A Income Taxes (1,785) -0.7% - 0.0% - 0.0% - 0.0% Income Taxes - 0.0% - 0.0% - N/A Interest (Expense) / Income, net (13) 0.0% - 0.0% - 0.0% - 0.0% Interest (Expense) / Income, net - 0.0% - 0.0% - N/A Other (Expense) / Income (0) 0.0% - 0.0% - 0.0% - 0.0% Other (Expense) / Income - 0.0% - 0.0% - N/A Total Non Operating Expenses (1,798) -0.7% - 0.0% - 0.0% - 0.0% Total Non Operating Expenses - 0.0% - 0.0% - N/A Net Income / (Loss), Reported 10,661 4.1% 24,606 8.4% 27,848 9.3% 32,400 10.2% Net Income / (Loss), Reported 6,787 18.3% 5,506 14.0% (1,280) -18.9% Addback Interest Expense 13 0.0% - 0.0% - 0.0% - 0.0% Addback Interest Expense - 0.0% - 0.0% - N/A Addback Income Taxes 1,785 0.7% - 0.0% - 0.0% - 0.0% Addback Income Taxes - 0.0% - 0.0% - N/A Addback Depreciation & Amortization 15,325 5.9% 15,639 5.3% 16,223 5.4% 16,121 5.1% Addback Depreciation & Amortization 463 1.2% 435 1.1% (28) -6.1% Addback Disposal of Property & Equip - 0.0% - 0.0% - 0.0% - 0.0% Addback Disposal of Property & Equip - 0.0% - 0.0% - N/A Addback Restricted Stock Units 921 0.4% 940 0.3% 940 0.3% 940 0.3% Addback Restricted Stock Units - 0.0% - 0.0% - N/A Addback FX Gain/Loss - 0.0% - 0.0% - 0.0% - 0.0% Addback FX Gain/Loss - 0.0% - 0.0% - N/A EBITDA 28,705 11.0% 41,184 14.0% 45,011 15.0% 49,460 15.6% EBITDA 7,250 19.6% 5,941 15.1% (1,309) -18.1% EBITDA Margin 11.0% 14.0% 15.0% 15.6% EBITDA Margin 19.6% 15.1% -4.4% 60 60Technical Services P&L Forecast Actual FY2018 Forecast FY2019B Forecast FY2020 Forecast FY2021 ($ Thousands) Actual FY2018 Forecast FY2019 Fav/(Unfav) Variance $ % of Rev $ % of Rev $ % of Rev $ % of Rev $ % of Rev $ % of Rev $ % ∆ ($ Thousands) Total Revenues 260,574 100.0% 2 94,473 100.0% 300,272 100.0% 317,129 100.0% Total Revenues 37,053 100.0% 39,282 100.0% 2,228 6.0% Aircraft Variable Costs (32,838) -12.6% (42,327) -14.4% (42,042) -14.0% (43,497) -13.7% Aircraft Variable Costs (7,010) -18.9% (8,239) -21.0% (1,228) 17.5% Aircraft Fixed Costs (87,776) -33.7% (90,654) -30.8% (94,770) -31.6% (99,426) -31.4% Aircraft Fixed Costs (4,742) -12.8% (2,911) -7.4% 1,831 -38.6% Other Operating Expenses (113,667) -43.6% (121,277) -41.2% (119,922) -39.9% (125,941) -39.7% Other Operating Expenses (17,097) -46.1% (22,150) -56.4% (5,053) 29.6% Direct Expense (234,282) -89.9% (254,258) -86.3% (256,733) -85.5% (268,864) -84.8% Direct Expense (28,849) -77.9% (33,300) -84.8% (4,451) 15.4% Gross Profit 26,292 10.1% 40,214 13.7% 43,539 14.5% 48,265 15.2% Gross Profit 8,204 22.1% 5,982 15.2% (2,223) -27.1% Gross Margin 10.1% 13.7% 14.5% 15.2% Gross Margin 22.1% 15.2% -6.9% SG&A (13,833) -5.3% (15,608) -5.3% (15,691) -5.2% (15,865) -5.0% SG&A (1,418) -3.8% (475) -1.2% 942 -66.5% Operating Profit / (Loss) 12,459 4.8% 24,606 8.4% 27,848 9.3% 32,400 10.2% Operating Profit / (Loss) 6,787 18.3% 5,506 14.0% (1,280) -18.9% Non Operating Expenses Non Operating Expenses Equity Net Loss Uncons Subs Total - 0.0% - 0.0% - 0.0% - 0.0% Equity Net Loss Uncons Subs Total - 0.0% - 0.0% - N/A Gain/Loss on Equipment Disposal - 0.0% - 0.0% - 0.0% - 0.0% Gain/Loss on Equipment Disposal - 0.0% - 0.0% - N/A Income Taxes (1,785) -0.7% - 0.0% - 0.0% - 0.0% Income Taxes - 0.0% - 0.0% - N/A Interest (Expense) / Income, net (13) 0.0% - 0.0% - 0.0% - 0.0% Interest (Expense) / Income, net - 0.0% - 0.0% - N/A Other (Expense) / Income (0) 0.0% - 0.0% - 0.0% - 0.0% Other (Expense) / Income - 0.0% - 0.0% - N/A Total Non Operating Expenses (1,798) -0.7% - 0.0% - 0.0% - 0.0% Total Non Operating Expenses - 0.0% - 0.0% - N/A Net Income / (Loss), Reported 10,661 4.1% 24,606 8.4% 27,848 9.3% 32,400 10.2% Net Income / (Loss), Reported 6,787 18.3% 5,506 14.0% (1,280) -18.9% Addback Interest Expense 13 0.0% - 0.0% - 0.0% - 0.0% Addback Interest Expense - 0.0% - 0.0% - N/A Addback Income Taxes 1,785 0.7% - 0.0% - 0.0% - 0.0% Addback Income Taxes - 0.0% - 0.0% - N/A Addback Depreciation & Amortization 15,325 5.9% 15,639 5.3% 16,223 5.4% 16,121 5.1% Addback Depreciation & Amortization 463 1.2% 435 1.1% (28) -6.1% Addback Disposal of Property & Equip - 0.0% - 0.0% - 0.0% - 0.0% Addback Disposal of Property & Equip - 0.0% - 0.0% - N/A Addback Restricted Stock Units 921 0.4% 940 0.3% 940 0.3% 940 0.3% Addback Restricted Stock Units - 0.0% - 0.0% - N/A Addback FX Gain/Loss - 0.0% - 0.0% - 0.0% - 0.0% Addback FX Gain/Loss - 0.0% - 0.0% - N/A EBITDA 28,705 11.0% 41,184 14.0% 45,011 15.0% 49,460 15.6% EBITDA 7,250 19.6% 5,941 15.1% (1,309) -18.1% EBITDA Margin 11.0% 14.0% 15.0% 15.6% EBITDA Margin 19.6% 15.1% -4.4% 60 60

Technical Services Revenue Bridge – 2018 to 2019B $45,000 $390,000 $3,057 $40,000 $370,000 $6,242 $35,000 $3,925 $523 $612 $350,000 $30,000 $330,000 $25,000 $380,238 $20,000 $374,032 $39,282 $310,000 $37,053 $15,000 $290,000 $10,000 $270,000 $5,000 $250,000 $0 Actual FY2018 Revenues Flight Revenue - Fixed Flight Revenue - Variable Miscellaneous Income Projected FY2019B Actual FY2018 Flight Revenue - Fixed Flight Revenue - Miscellaneous Income Technical Services Projected FY2019 Revenues Revenues Variable Revenue Revenues 61Technical Services Revenue Bridge – 2018 to 2019B $45,000 $390,000 $3,057 $40,000 $370,000 $6,242 $35,000 $3,925 $523 $612 $350,000 $30,000 $330,000 $25,000 $380,238 $20,000 $374,032 $39,282 $310,000 $37,053 $15,000 $290,000 $10,000 $270,000 $5,000 $250,000 $0 Actual FY2018 Revenues Flight Revenue - Fixed Flight Revenue - Variable Miscellaneous Income Projected FY2019B Actual FY2018 Flight Revenue - Fixed Flight Revenue - Miscellaneous Income Technical Services Projected FY2019 Revenues Revenues Variable Revenue Revenues 61

Technical Services EBITDA Bridge – 2018 to 2019B $8,000 $7,000 $2,251 $6,000 $942 $5,000 $4,000 $7,250 $3,000 $5,941 $2,000 $1,000 $0 B EBITDA Actual FY2018 EBITDA Gross Margin (excl. D&A) SG&A (excl. D&A) Projected FY2019 EBITDA 62Technical Services EBITDA Bridge – 2018 to 2019B $8,000 $7,000 $2,251 $6,000 $942 $5,000 $4,000 $7,250 $3,000 $5,941 $2,000 $1,000 $0 B EBITDA Actual FY2018 EBITDA Gross Margin (excl. D&A) SG&A (excl. D&A) Projected FY2019 EBITDA 62

CorporateCorporate

Corporate Overview Segment Overview ¡ Corporate primarily consists of the administrative departments within the Company (excludes any intercompany eliminations) ¡ Key costs included in the segment are: ¡ Payroll, bonus and benefits ¡ IT related expenses ¡ Licensing fees and franchise taxes ¡ Marketing expenses ¡ Severance payments for maintenance employees who accept the voluntary severance program ¡ Houston office rent & utilities and an allocated portion of the Lafayette headquarters based on square footage ¡ Restricted Stock Units (RSUs) FY2019 Budgeting Process ¡ The FY2019 Corporate budget was built on the continuation of decentralization from the prior year, which includes the following: ¡ Moving business unit functional costs from Corporate to the appropriate segments (i.e. Oil & Gas accounting costs to the Oil & Gas segment) ¡ Continuing the goal of reducing unallocated SG&A expenses 64Corporate Overview Segment Overview ¡ Corporate primarily consists of the administrative departments within the Company (excludes any intercompany eliminations) ¡ Key costs included in the segment are: ¡ Payroll, bonus and benefits ¡ IT related expenses ¡ Licensing fees and franchise taxes ¡ Marketing expenses ¡ Severance payments for maintenance employees who accept the voluntary severance program ¡ Houston office rent & utilities and an allocated portion of the Lafayette headquarters based on square footage ¡ Restricted Stock Units (RSUs) FY2019 Budgeting Process ¡ The FY2019 Corporate budget was built on the continuation of decentralization from the prior year, which includes the following: ¡ Moving business unit functional costs from Corporate to the appropriate segments (i.e. Oil & Gas accounting costs to the Oil & Gas segment) ¡ Continuing the goal of reducing unallocated SG&A expenses 64

Corporate

Summary Forecast

($ Thousands)	Actual FY2018		Forecast FY2019B		Fav/(Unfav) Variance	
	$	% of Rev	$	% of Rev	$	% Δ
Total Revenues	**-**	**N/A**	**-**	**N/A**	**-**	**N/A**
Aircraft Variable Costs	(0)	N/A	(135)	N/A	(135)	N/A
Aircraft Fixed Costs	91	N/A	(5)	N/A	(96)	-106.0%
Other Operating Expenses	(91)	N/A	(0)	N/A	90	-99.8%
Direct Expense	**(0)**	**N/A**	**(141)**	**N/A**	**(141)**	**N/A**
Gross Profit	**(0)**	**N/A**	**(141)**	**N/A**	**(141)**	**N/A**
Gross Margin	***N/A***		***N/A***		***N/A***	
SG&A	(32,949)	N/A	(37,047)	N/A	(4,098)	12.4%
Operating Profit / (Loss)	**(32,949)**	**N/A**	**(37,188)**	**N/A**	**(4,239)**	**12.9%**
Non Operating Expenses						
Equity Net Loss Uncons Subs Total	-	N/A	-	N/A	-	N/A
Gain/Loss on Equipment Disposal	(109,777)	N/A	-	N/A	109,777	-100.0%
Income Taxes	24,331	N/A	-	N/A	(24,331)	-100.0%
Interest (Expense) / Income, net	(33,964)	N/A	(35,321)	N/A	(1,357)	4.0%
Other (Expense) / Income	532	N/A	1,303	N/A	771	145.0%
Total Non Operating Expenses	**(118,878)**	**N/A**	**(34,017)**	**N/A**	**84,861**	**-71.4%**
Net Income / (Loss), Reported	**(151,827)**	**N/A**	**(71,205)**	**N/A**	**80,622**	**-53.1%**
Addback Interest Expense	33,964	N/A	35,321	N/A	1,357	4.0%
Addback Income Taxes	(24,331)	N/A	-	N/A	24,331	-100.0%
Addback Depreciation & Amortization	1,590	N/A	1,420	N/A	(171)	-10.7%
Addback Disposal of Property & Equip	109,777	N/A	-	N/A	(109,777)	-100.0%
Addback Restricted Stock Units	5,149	N/A	7,308	N/A	2,159	41.9%
Addback FX Gain/Loss	113	N/A	-	N/A	(113)	-100.0%
EBITDA	**(25,565)**	**N/A**	**(27,157)**	**N/A**	**(1,592)**	**6.2%**
EBITDA Margin	***N/A***		***N/A***		***N/A***	
Addback Professional Fees & Expenses	5,095	N/A				
Addback Aircraft Donation	500	N/A				
Addback Severance	-	N/A				
Adjusted EBITDA	**(19,970)**	**N/A**				
Adjusted EBITDA Margin	***N/A***					

65

Corporate
Company-Wide Performance Initiatives

Historical Performance Improvement Initiatives

- Previous performance improvement initiatives that were undertaken include:
  - Voluntary early retirement programs and reductions in force yielding $28.2 million in annual cost savings
  - Elimination of pilot retention bonuses - $2.9 million annual savings
  - Changes to Corporate compensation plan - $2.2 million annual savings
  - 7 base closures in the Oil and Gas segment - $7.6 million annual savings
  - Renegotiation of service contracts - $1.9 million annual savings
  - Outsourcing of MRO work and negotiation of PBH contracts - $17.5 million annual savings
  - Additions to Senior Positions
    - Within the last 2 years, the Company has added highly skilled and experienced managers throughout the organization to better position the Company for greater success and growth
  - Leadership development at the Line Manager level resulting in Oil and Gas bases beating budget expectations on average by $90k per month

Current Performance Improvement Initiatives

- PHI is currently implementing several performance improvement initiatives aimed at potentially reducing future expenses. Types of programs are highlighted below:
  - Voluntary Severance Program within the Maintenance department.
  - Fuel Optimization within the Oil & Gas segment
  - Aircraft lease renegotiations
  - Travel RFP outstanding for worldwide travel
  - Deep dive analysis of Corporate costs to align with segment reporting as well as identify cost efficiencies
  - Continued leadership training
  - Continued review of work schedules at the Oil and Gas bases
  - Reimplementing RAMCO MRO for improved inventory management, fixed asset tracking, forecasting major repairs in P&L; most extensive utilization of RAMCO in the industry
  - Implementing OneStream, a corporate performance management software

66

AppendixAppendix

FY2016 - FY2019 Financial Summary Consolidated Balance Sheet The balance sheet assumes Senior Note interest is accrued over the forecast period, and not paid in cash. The balance sheet does assume that Thirty Two LLC Term Loan interest is paid in cash Balance Sheet Actual Actual Estimated Forecast Balance Sheet Actual Actual Estimated F B ou rd eg ce atst ($ Thousands) ($ Thousands) Dec-16 Dec-17 D De ec c- -1 16 8 D De ec c- -1 17 9 Dec-18 Dec-19 Cash Cash 2,596 8,770 5 2 0,,5 89 76 4 4 8 7,,7 77 00 8 50,874 47,708 Short Term Investments 2 89,806 64,237 14,232 15,418 Short Term Investments 2 89,806 64,237 14,232 15,418 Accounts Receivable Accounts Receiva bl1 e38,265 185,979 1 1 3 88 2,,2 46 65 5 1 18 85 6,,9 97 59 8 1 82,465 186,958 Inventory Inventory 70,402 80,881 7 50 6,,4 60 92 8 8 50 6,,8 68 91 8 56,698 56,698 Prepaid Expenses Prepaid Expenses 9,259 11,475 1 9 1,,2 45 19 9 1 11 0,,4 27 15 9 11,419 10,219 Deferred Income Taxes Deferred Income Tax 1 e0 s,798 - 10,798 - - - - - Income Tax Receivable 540 1,271 950 950 Income Tax Receivable 540 1,271 950 950 Total Current Assets Total Current A sse 5t2s1,666 352,613 5 32 11 6,,6 66 36 8 3 3 5 12 7,,6 91 53 1 316,638 317,951 Property & Equipment - NeP t roperty & Equip m9 en 0t3 -,9 N 7e 7t 9 46,765 9 90 03 2,,9 47 87 5 9 8 4 76 9,,7 36 15 7 9 02,485 879,317 Restricted Investment 13,038 12,396 19,781 19,781 Restricted Investment 13,038 12,396 19,781 19,781 Other Assets 9,759 8,741 18,378 17,590 Other Assets 9,759 8,741 18,378 17,590 Deferred Income Taxes Deferred Income Taxes - 3,309 4,944 - 3 4,,3 90 49 4 4,944 4,944 Goodwill Goodwill - 61,299 - - 61,299- - - Intangible Assets - 16,723 - - Intangible Assets - 16,723 - - Total Non Current Assets 9 26,774 1,049,234 9 45,588 921,632 Total Non Current Assets 9 26,774 1,049,234 945,588 921,632 Total Assets 1,448,440 1,401,846 1,262,226 1,239,583 Total Assets 1,448,440 1,401,846 1,262,226 1,239,583 Account Payable 28,704 37,186 50,289 50,710 Account Payable 28,704 37,186 50,289 50,710 Accrued Liabilities 28,346 41,850 45,292 74,966 Accrued Liabilities 28,346 41,850 45,292 74,966 Current Portion of LTD - - 499,740 4 99,740 Current Portion of LTD - - 499,740 4 99,740 Total Current Liabilities 57,050 79,036 595,321 6 25,416 Total Current Liabilities 57,050 79,036 5 95,321 6 25,416 Term Loan - - 129,235 129,235 Term Loan - - 129,235 129,235 Revolving Credit Facility 134,000 117,500 - - Revolving Credit Facility 1 34,000 117,500 - - Senior Notes, net of debt issuance costs 4 97,247 498,494 - - Senior Notes, net of debt issuance costs 497,247 4 98,494 - - Total Debt 6 31,247 6 15,994 1 29,235 129,235 Total Debt 631,247 615,994 1 29,235 129,235 Deferred Income Taxes Payable 1 51,713 86,005 59,178 61,007 Deferred Income Taxes Payable 1 51,713 86,005 59,178 61,007 Other LT Credits and Liabilities 8,652 8,157 5,059 5,059 Other LT Credits and Liabilities 8,652 8,157 5,059 5,059 Total Non Current Liabilities 160,365 94,162 64,238 66,066 Total Non Current Liabilities 1 60,365 94,162 64,238 66,066 Total Liabilities 8 48,662 7 89,193 7 88,794 820,717 Total Liabilities 8 48,662 7 89,193 7 88,794 820,717 Paid-in Capital 305,337 309,653 311,946 3 20,194 Paid-in Capital 3 05,337 3 09,653 3 11,946 3 20,194 Retained Earnings 294,441 303,001 1 61,487 98,673 Retained Earnings 2 94,441 3 03,001 1 61,487 98,673 Shareholders Equity 5 99,778 6 12,654 4 73,433 4 18,866 Shareholders Equity 599,778 612,654 4 73,433 4 18,866 Liabilities & Shareholders Equity 1,448,440 1,401,846 1,262,226 1,239,583 Liabilities & Shareholders Equity 1,448,440 1,401,846 1,262,226 1,239,583 68FY2016 - FY2019 Financial Summary Consolidated Balance Sheet The balance sheet assumes Senior Note interest is accrued over the forecast period, and not paid in cash. The balance sheet does assume that Thirty Two LLC Term Loan interest is paid in cash Balance Sheet Actual Actual Estimated Forecast Balance Sheet Actual Actual Estimated F B ou rd eg ce atst ($ Thousands) ($ Thousands) Dec-16 Dec-17 D De ec c- -1 16 8 D De ec c- -1 17 9 Dec-18 Dec-19 Cash Cash 2,596 8,770 5 2 0,,5 89 76 4 4 8 7,,7 77 00 8 50,874 47,708 Short Term Investments 2 89,806 64,237 14,232 15,418 Short Term Investments 2 89,806 64,237 14,232 15,418 Accounts Receivable Accounts Receiva bl1 e38,265 185,979 1 1 3 88 2,,2 46 65 5 1 18 85 6,,9 97 59 8 1 82,465 186,958 Inventory Inventory 70,402 80,881 7 50 6,,4 60 92 8 8 50 6,,8 68 91 8 56,698 56,698 Prepaid Expenses Prepaid Expenses 9,259 11,475 1 9 1,,2 45 19 9 1 11 0,,4 27 15 9 11,419 10,219 Deferred Income Taxes Deferred Income Tax 1 e0 s,798 - 10,798 - - - - - Income Tax Receivable 540 1,271 950 950 Income Tax Receivable 540 1,271 950 950 Total Current Assets Total Current A sse 5t2s1,666 352,613 5 32 11 6,,6 66 36 8 3 3 5 12 7,,6 91 53 1 316,638 317,951 Property & Equipment - NeP t roperty & Equip m9 en 0t3 -,9 N 7e 7t 9 46,765 9 90 03 2,,9 47 87 5 9 8 4 76 9,,7 36 15 7 9 02,485 879,317 Restricted Investment 13,038 12,396 19,781 19,781 Restricted Investment 13,038 12,396 19,781 19,781 Other Assets 9,759 8,741 18,378 17,590 Other Assets 9,759 8,741 18,378 17,590 Deferred Income Taxes Deferred Income Taxes - 3,309 4,944 - 3 4,,3 90 49 4 4,944 4,944 Goodwill Goodwill - 61,299 - - 61,299- - - Intangible Assets - 16,723 - - Intangible Assets - 16,723 - - Total Non Current Assets 9 26,774 1,049,234 9 45,588 921,632 Total Non Current Assets 9 26,774 1,049,234 945,588 921,632 Total Assets 1,448,440 1,401,846 1,262,226 1,239,583 Total Assets 1,448,440 1,401,846 1,262,226 1,239,583 Account Payable 28,704 37,186 50,289 50,710 Account Payable 28,704 37,186 50,289 50,710 Accrued Liabilities 28,346 41,850 45,292 74,966 Accrued Liabilities 28,346 41,850 45,292 74,966 Current Portion of LTD - - 499,740 4 99,740 Current Portion of LTD - - 499,740 4 99,740 Total Current Liabilities 57,050 79,036 595,321 6 25,416 Total Current Liabilities 57,050 79,036 5 95,321 6 25,416 Term Loan - - 129,235 129,235 Term Loan - - 129,235 129,235 Revolving Credit Facility 134,000 117,500 - - Revolving Credit Facility 1 34,000 117,500 - - Senior Notes, net of debt issuance costs 4 97,247 498,494 - - Senior Notes, net of debt issuance costs 497,247 4 98,494 - - Total Debt 6 31,247 6 15,994 1 29,235 129,235 Total Debt 631,247 615,994 1 29,235 129,235 Deferred Income Taxes Payable 1 51,713 86,005 59,178 61,007 Deferred Income Taxes Payable 1 51,713 86,005 59,178 61,007 Other LT Credits and Liabilities 8,652 8,157 5,059 5,059 Other LT Credits and Liabilities 8,652 8,157 5,059 5,059 Total Non Current Liabilities 160,365 94,162 64,238 66,066 Total Non Current Liabilities 1 60,365 94,162 64,238 66,066 Total Liabilities 8 48,662 7 89,193 7 88,794 820,717 Total Liabilities 8 48,662 7 89,193 7 88,794 820,717 Paid-in Capital 305,337 309,653 311,946 3 20,194 Paid-in Capital 3 05,337 3 09,653 3 11,946 3 20,194 Retained Earnings 294,441 303,001 1 61,487 98,673 Retained Earnings 2 94,441 3 03,001 1 61,487 98,673 Shareholders Equity 5 99,778 6 12,654 4 73,433 4 18,866 Shareholders Equity 599,778 612,654 4 73,433 4 18,866 Liabilities & Shareholders Equity 1,448,440 1,401,846 1,262,226 1,239,583 Liabilities & Shareholders Equity 1,448,440 1,401,846 1,262,226 1,239,583 68

FY2020 – FY2021 Financial Forecast Consolidated Working Capital Accounts The forecasted working capital accounts exclude Senior Note interest accrual in FY2020 and FY2021 Balance Sheet Forecast Forecast ($ Thousands) Dec-20 Dec-21 Accounts Receivable 1 86,964 1 90,219 Inventory 58,399 60,151 Prepaid Expenses 10,159 10,097 Other Assets 16,775 15,960 Account Payable 61,559 61,602 Accrued Liabilities 72,499 74,673 69FY2020 – FY2021 Financial Forecast Consolidated Working Capital Accounts The forecasted working capital accounts exclude Senior Note interest accrual in FY2020 and FY2021 Balance Sheet Forecast Forecast ($ Thousands) Dec-20 Dec-21 Accounts Receivable 1 86,964 1 90,219 Inventory 58,399 60,151 Prepaid Expenses 10,159 10,097 Other Assets 16,775 15,960 Account Payable 61,559 61,602 Accrued Liabilities 72,499 74,673 69

FY2016 - FY2019 Financial Summary Consolidated Cash Flow Statement The cash flow statement assumes Senior Note interest is accrued over the forecast period, and not paid in cash. The cash flow statement does assume that Thirty Two LLC Term Loan interest is paid in cash Cash Flow Statement Cash Flow Statement Actual Actual Es A tc im tua atled FA oc rt eu ca alst Estimated Forecast Budget ($ Thousands) ($ Thousands) FY2016 FY2017 F FY Y2 20 01 16 8 F FY Y2 20 01 17 9 FY2018 FY2019 Operating Activities Operating Activities Net Earnings / (Loss) Net Earnings / (Loss) (26,680) 7,532 ( 1 (2 46 1,,6 58 10 4) ) (6 7 2,,5 83 12 3) (141,514) (62,813) Depreciation and Amortiz D ae tip orn eciation and Amortization 49,175 50,420 4 59 8,,1 27 15 3 5 50 6,,4 52 20 7 58,213 56,527 Amortization Related to B Ao m no dr I tn iz va ets io tm n e R ne ts lated to Bond Investm ents 1,683 876 1,68 42 3 876 - 42 - Amortization of Restricte A dm So to rtc ik za U tin oin t sof Restricted Stock Unit s (99) 4,374 6,0 (9 79 0) 4 8,,3 27 44 8 6,070 8,248 Amortization of Prepaid E Ax m po er ntsie za stion of Prepaid Expenses 13,518 10,891 1 13 3,,5 31 58 4 1 10 0,,8 79 31 8 13,354 10,738 Amortization of Deferred A F m in oa rn tic zia n tg io C n o osft s Deferred Financing C osts 1,246 1,246 1 1,,2 34 56 6 1,246 - 1,356 - Deferred Expense Deferred Expense 220 220 220 220 220 - 220 - Deferred Income Taxes Deferred Income Taxes (2,424) (59,272) (2 (2 8,,4 52 54 2) ) (5 9 1,,2 87 22 9) (28,552) 1,829 Gain / (Loss) on Asset Dispositions (3,353) 298 753 - Gain / (Loss) on Asset Dispositions (3,353) 298 753 - Equity in Loss / (Income) of Unconsolidated Affilitate (151) 385 (188) - Equity in Loss / (Income) of Unconsolidated Affilitate (151) 385 (188) - Impairment of Assets Impairment of Assets 407 368 1 09, 407 023 368 - 1 09,023 - Inventory Valuation ReseI rn vv ee sntory Valuation Reserves 5,179 2,410 5 1,,1 27 39 1 2,410 - 1,231 - Other Other - - 1,000 - (2 - ) 1,000 (2) Change in Operating Asse C ts h a an ng de L iin a b O ip lie tire as ti:ng Assets and Liabilities: Accounts Receivable Accounts Receivable (351) (28,329) 3 (,3 75 81 8) (2 ( 8 4,,3 42 99 3) ) 3,788 (4,493) Inventories of Spare Parts Inventories of Spare Parts (5,064) (6,793) ( 5 4,,0 36 24 8) ( 6,793 - ) 4,328 - Income Taxes Receivable 220 186 320 - Income Taxes Receivable 220 186 320 - Other Assets (14,837) (9,050) (21,105) (9,538) Other Assets (14,837) (9,050) (21,105) (9,538) Accounts Payable and Accrued Liabilities (19,111) 5,754 16,812 30,095 Accounts Payable and Accrued Liabilities (19,111) 5,754 16,812 30,095 Other Long-Term Liabilities (142) (619) (7,502) - Other Long-Term Liabilities (142) (619) (7,502) - Net Cash Provided by Operating Activities (564) (19,103) 17,648 30,591 Net Cash Provided by Operating Activities (564) (19,103) 17,648 30,591 Investing Activities Investing Activities Purchase of Property andP E uq rc uh ip am see o ntf Property and Equipment (81,842) (56,757) ( (8 41 3,,8 14 72 6) ) ( (5 36 3,,7 35 57 9) ) (43,176) (33,359) Proceeds from Asset DisP pr oo sc ite io ed ns s from Asset Dispositions 14,983 1,296 1 14 4,,9 28 43 5 1,296 - 14,245 - Purchase / Sale of Short-P Te ur rm ch I an sv ee /s t S m ale en o tsf Short-Term Investm en ( ts 4,910) 2 24,962 5 ( 4 0,,9 01 00 7) 2 24,962 - 50,007 - Purchases of Investments - Dividends/Interest Rec'd - - - (1,186) Purchases of Investments - Dividends/Interest Rec'd - - - (1,186) Deposits on Aircraft (2,249) - - 788 Deposits on Aircraft (2,249) - - 788 Purchase of Restricted Investments - - - - Purchase of Restricted Investments - - - - Loan to Unconsolidated Affiliate (1,200) - (274) - Loan to Unconsolidated Affiliate (1,200) - (274) - Loan to Third Party - (824) - - Loan to Third Party - (824) - - Business Acquisitons Net of Cash Acquired - (126,644) - - Business Acquisitons Net of Cash Acquired - (126,644) - - Net Cash Provided by Investing Activities (75,218) 42,033 20,802 (33,757) Net Cash Provided by Investing Activities (75,218) 42,033 20,802 (33,757) Financing Activities Financing Activities Debt Issuance Costs - - (874) - Debt Issuance Costs - - (874) - Repurchase of Common Stock (529) (256) (106) - Repurchase of Common Stock (529) (256) (106) - Proceeds / Payments from Line of Credit 76,500 (16,500) (117,500) - Proceeds / Payments from Line of Credit 76,500 (16,500) (117,500) - Proceeds from Term Loan - - 130,000 - Proceeds from Term Loan - - 1 30,000 - Net Cash Provided by Financing Activities 75,971 (16,756) 11,520 - Net Cash Provided by Financing Activities 75,971 (16,756) 11,520 - Effect of Exchange Rate Changes on Cash - - (176) - Effect of Exchange Rate Changes on Cash - - (176) - Net Cash Flow 189 6,174 49,794 (3,166) Net Cash Flow 189 6,174 49,794 (3,166) Cash, cash equivalents and restricted cash at beginning of period 2,407 2,596 8,770 58,564 Cash, cash equivalents and restricted cash at beginning of period 2,407 2,596 8,770 5 8,564 Cash, cash equivalents and restricted cash at end of period 2,596 8,770 58,564 55,398 Cash, cash equivalents and restricted cash at end of period 2,596 8,770 58,564 55,398 70FY2016 - FY2019 Financial Summary Consolidated Cash Flow Statement The cash flow statement assumes Senior Note interest is accrued over the forecast period, and not paid in cash. The cash flow statement does assume that Thirty Two LLC Term Loan interest is paid in cash Cash Flow Statement Cash Flow Statement Actual Actual Es A tc im tua atled FA oc rt eu ca alst Estimated Forecast Budget ($ Thousands) ($ Thousands) FY2016 FY2017 F FY Y2 20 01 16 8 F FY Y2 20 01 17 9 FY2018 FY2019 Operating Activities Operating Activities Net Earnings / (Loss) Net Earnings / (Loss) (26,680) 7,532 ( 1 (2 46 1,,6 58 10 4) ) (6 7 2,,5 83 12 3) (141,514) (62,813) Depreciation and Amortiz D ae tip orn eciation and Amortization 49,175 50,420 4 59 8,,1 27 15 3 5 50 6,,4 52 20 7 58,213 56,527 Amortization Related to B Ao m no dr I tn iz va ets io tm n e R ne ts lated to Bond Investm ents 1,683 876 1,68 42 3 876 - 42 - Amortization of Restricte A dm So to rtc ik za U tin oin t sof Restricted Stock Unit s (99) 4,374 6,0 (9 79 0) 4 8,,3 27 44 8 6,070 8,248 Amortization of Prepaid E Ax m po er ntsie za stion of Prepaid Expenses 13,518 10,891 1 13 3,,5 31 58 4 1 10 0,,8 79 31 8 13,354 10,738 Amortization of Deferred A F m in oa rn tic zia n tg io C n o osft s Deferred Financing C osts 1,246 1,246 1 1,,2 34 56 6 1,246 - 1,356 - Deferred Expense Deferred Expense 220 220 220 220 220 - 220 - Deferred Income Taxes Deferred Income Taxes (2,424) (59,272) (2 (2 8,,4 52 54 2) ) (5 9 1,,2 87 22 9) (28,552) 1,829 Gain / (Loss) on Asset Dispositions (3,353) 298 753 - Gain / (Loss) on Asset Dispositions (3,353) 298 753 - Equity in Loss / (Income) of Unconsolidated Affilitate (151) 385 (188) - Equity in Loss / (Income) of Unconsolidated Affilitate (151) 385 (188) - Impairment of Assets Impairment of Assets 407 368 1 09, 407 023 368 - 1 09,023 - Inventory Valuation ReseI rn vv ee sntory Valuation Reserves 5,179 2,410 5 1,,1 27 39 1 2,410 - 1,231 - Other Other - - 1,000 - (2 - ) 1,000 (2) Change in Operating Asse C ts h a an ng de L iin a b O ip lie tire as ti:ng Assets and Liabilities: Accounts Receivable Accounts Receivable (351) (28,329) 3 (,3 75 81 8) (2 ( 8 4,,3 42 99 3) ) 3,788 (4,493) Inventories of Spare Parts Inventories of Spare Parts (5,064) (6,793) ( 5 4,,0 36 24 8) ( 6,793 - ) 4,328 - Income Taxes Receivable 220 186 320 - Income Taxes Receivable 220 186 320 - Other Assets (14,837) (9,050) (21,105) (9,538) Other Assets (14,837) (9,050) (21,105) (9,538) Accounts Payable and Accrued Liabilities (19,111) 5,754 16,812 30,095 Accounts Payable and Accrued Liabilities (19,111) 5,754 16,812 30,095 Other Long-Term Liabilities (142) (619) (7,502) - Other Long-Term Liabilities (142) (619) (7,502) - Net Cash Provided by Operating Activities (564) (19,103) 17,648 30,591 Net Cash Provided by Operating Activities (564) (19,103) 17,648 30,591 Investing Activities Investing Activities Purchase of Property andP E uq rc uh ip am see o ntf Property and Equipment (81,842) (56,757) ( (8 41 3,,8 14 72 6) ) ( (5 36 3,,7 35 57 9) ) (43,176) (33,359) Proceeds from Asset DisP pr oo sc ite io ed ns s from Asset Dispositions 14,983 1,296 1 14 4,,9 28 43 5 1,296 - 14,245 - Purchase / Sale of Short-P Te ur rm ch I an sv ee /s t S m ale en o tsf Short-Term Investm en ( ts 4,910) 2 24,962 5 ( 4 0,,9 01 00 7) 2 24,962 - 50,007 - Purchases of Investments - Dividends/Interest Rec'd - - - (1,186) Purchases of Investments - Dividends/Interest Rec'd - - - (1,186) Deposits on Aircraft (2,249) - - 788 Deposits on Aircraft (2,249) - - 788 Purchase of Restricted Investments - - - - Purchase of Restricted Investments - - - - Loan to Unconsolidated Affiliate (1,200) - (274) - Loan to Unconsolidated Affiliate (1,200) - (274) - Loan to Third Party - (824) - - Loan to Third Party - (824) - - Business Acquisitons Net of Cash Acquired - (126,644) - - Business Acquisitons Net of Cash Acquired - (126,644) - - Net Cash Provided by Investing Activities (75,218) 42,033 20,802 (33,757) Net Cash Provided by Investing Activities (75,218) 42,033 20,802 (33,757) Financing Activities Financing Activities Debt Issuance Costs - - (874) - Debt Issuance Costs - - (874) - Repurchase of Common Stock (529) (256) (106) - Repurchase of Common Stock (529) (256) (106) - Proceeds / Payments from Line of Credit 76,500 (16,500) (117,500) - Proceeds / Payments from Line of Credit 76,500 (16,500) (117,500) - Proceeds from Term Loan - - 130,000 - Proceeds from Term Loan - - 1 30,000 - Net Cash Provided by Financing Activities 75,971 (16,756) 11,520 - Net Cash Provided by Financing Activities 75,971 (16,756) 11,520 - Effect of Exchange Rate Changes on Cash - - (176) - Effect of Exchange Rate Changes on Cash - - (176) - Net Cash Flow 189 6,174 49,794 (3,166) Net Cash Flow 189 6,174 49,794 (3,166) Cash, cash equivalents and restricted cash at beginning of period 2,407 2,596 8,770 58,564 Cash, cash equivalents and restricted cash at beginning of period 2,407 2,596 8,770 5 8,564 Cash, cash equivalents and restricted cash at end of period 2,596 8,770 58,564 55,398 Cash, cash equivalents and restricted cash at end of period 2,596 8,770 58,564 55,398 70

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